COMPANIES ACTS, 1963 to 1999


                            COMPANY LIMITED BY SHARES


                            MEMORANDUM OF ASSOCIATION

                                       OF

                     RIVERDEEP GROUP PUBLIC LIMITED COMPANY




1.   The name of the Company is RIVERDEEP GROUP PUBLIC LIMITED COMPANY.

2.   The Company is a public limited company.

3.   The objects for which the Company is established are:

     (a) To carry on the business of an investment company and/or of a holding company and for such purpose to acquire and hold, either in the name of the Company or in the name of any nominee or agent, any shares, stocks, bonds, debentures or debenture stock (whether perpetual or not), loan stock, notes, obligations or other securities or assets of any kind, whether corporeal or incorporeal, (in this Clause referred to as "Securities") issued or guaranteed by any company and similarly to acquire and hold as aforesaid any Securities issued or guaranteed by any government, state, ruler, commissioners, or other public body or authority (and whether sovereign, dependent, national, regional, local or municipal), and to acquire any Securities by original subscription, contract, tender, purchase, exchange, underwriting, participation in syndicates or otherwise and whether or not fully paid up, and to subscribe for the same subject to such terms and conditions (if any) as may be thought fit and to exercise and enforce all rights and powers conferred by or incident to the ownership of any Securities including, without limitation, all such powers of veto or control as may be conferred by



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          virtue of the holding by the Company of some special proportion of the issued or nominal amount thereof.

     (b) To undertake the management and control and supervision of the business or operations of any person or company and in particular, without limitation, to plan and effectively carry out the organisation of and to initiate and to carry out schemes for the promotion and expansion of any such business, to engage in research into all problems relating to investment, property, financial, portfolio, industrial and business management, to carry out all or any work of a clerical, secretarial, managerial or other like nature, to provide staff and services, to prepare and deal with accounts, returns, forms and all documents required to be prepared and furnished in relation to any such bodies, to direct and carry out all advertising and publicity for any such business, and generally to do all acts and things (including the receipt and payment of money) necessary to be done for the supervision of the day to day running of any such business and to enter into contracts with any such company for the carrying out of the works or provisions of any of the services which the Company is authorised to perform or provide.

     (c) To promote, develop and secure the interests of the group of companies which for the time being shall consist of the Company and any company which for the time being is an Associated Company and to so do in such manner as the Company may think fit and in particular, without limitation, by giving any guarantee, indemnity, support or security, in respect of or, directly or indirectly assuming any liability or obligation of, any Associated Company, by making any payment or loan or disposition of any property, assets or rights to or for the benefit of any Associated Company or acquiring any property, assets or rights from any Associated Company notwithstanding that the Company may not receive in respect of any such transaction full or adequate consideration therefor or any consideration whatsoever or may pay consideration which would or might be in excess of an arms' length consideration.

     (d) To purchase or otherwise acquire and carry on all or any part of the business or property and to undertake any liabilities of any person or company possessed of property suitable for any of the purposes of the Company or carrying on or



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

          proposing to carry on any business which the Company is authorised to carry on or which can be carried on in connection with the same or which is capable of being conducted so as, directly or indirectly, to benefit the Company.

     (e) To purchase, take on lease, on licence, in exchange, upon option or otherwise acquire and hold any lands, buildings, property (whether leasehold or freehold) or any rights or interests therein or in respect thereof or in any forests, crops or growing produce thereon or any minerals therein or thereunder or any rights to pass thereon or any rights or interests in or over the sea, the sea bed, the sea shore, the sky or in space, or any interests connected or associated with any of the foregoing and to exercise any rights in respect thereof and to develop, improve, alter or manage the same or any part thereof in any way (including, without limitation, construction, demolition, landscaping, planting, draining and improving) and to farm, harvest or extract anything from the same.

     (f) To purchase, take on lease, on licence, in exchange, upon option, on hire or hire-purchase, or otherwise acquire and hold any personal property, rights or privileges which the Company may think necessary or convenient for the purposes of its business or which may seem to the Company calculated, directly or indirectly, to benefit the Company including, without limitation, the subscription, taking or otherwise acquiring of Securities in any company.

     (g) To apply for, purchase or otherwise acquire and protect and renew any patents, patent rights, inventions, secret processes, recipes, receipts, prescriptions, formulae, trade marks, trade names, designs, licences, concessions and the like, conferring any exclusive or non-exclusive or limited right to their use, or any secret or other information as to any invention or process which may seem capable of being used for any of the purposes of the Company or the acquisition of which may seem calculated, directly or indirectly, to benefit the Company and to use, exercise, develop or grant licences in respect of, or otherwise turn to account, the property, rights or information so acquired and to expend money in experimenting upon, testing or improving any such patents, inventions or rights.


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     (h)  To establish  or promote or concur in  establishing  or promoting  any company or companies for the purpose of acquiring all or any of the property, rights and liabilities of the Company or for any other purpose which may seem, directly or indirectly, calculated to benefit the Company or to place or guarantee the placing of, underwrite, subscribe for or otherwise acquire all or any part of the Securities of any such other company.

     (i) To invest and to deal with the moneys of the Company not immediately required in any manner.

     (j) To amalgamate, enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession, mutual assistance or otherwise with any person or company carrying on or engaged in or about to carry on or engage in, any business or transaction which the Company is authorised to carry on or engage in or which can be carried on in conjunction therewith or which is capable of being conducted so as, directly or indirectly, to benefit the Company.

     (k) To sell, lease, mortgage or otherwise dispose of the business, property, assets or undertaking of the Company or any part thereof for such consideration as the Company may think fit and to improve, manage, develop, exchange, licence, turn to account or otherwise deal with, all or any of the business, property, assets and undertaking of the Company and in particular, without limitation, to accept Securities of any other company in payment or part payment of the consideration payable to the Company in respect of any transaction referred to in this paragraph.

     (l) To establish and maintain or procure the establishment and maintenance of or adhere to any contributory or non-contributory pension or superannuation funds, schemes or plans for the benefit of, and give or procure the giving of donations, gratuities, pensions, allowances or emoluments to any persons who are or were at any time in the employment or service of the Company or of any Associated Company or who are or were at any time Directors or officers of the Company or of any Associated Company and the spouses, families and dependents of any such


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          persons  and  also  establish  and  subsidise  and  subscribe  to  any associations, institutions, clubs or funds calculated to be for the benefit of the Company and to make payments to or towards the insurance of any such person as aforesaid either alone or in conjunction with any other company and further to do any acts or things or make any arrangements or provisions necessary or desirable to enable all or any of such persons as aforesaid to become shareholders in the Company or otherwise to participate in the profits of the Company or any Associated Company.

     (m) To settle moneys or other assets on the trustee or trustees of any trust, foundation, settlement or institution set up for charitable or benevolent purposes or for any public, general or useful object or to lend money or provide services (with or without interest or charge) to any such trustee or trustees and to pay, subscribe, lend or contribute assets or services of the Company (with or without interest or charge) or give any guarantee or indemnity in respect of any trust, foundation, settlement or institution set up or operating for any such purpose or object or in respect of any exhibition or for any charitable, benevolent, public, general or useful object.

     (n) To borrow or raise money in such manner as the Company shall think fit and in particular, without limitation, by the issue of Securities of the Company (other than shares or stock) and to secure the repayment of any moneys borrowed or raised or any other obligation, debt or liability of any nature of the Company by way of mortgage, charge, lien or other security interest over or in respect of all or any of the Company's undertaking, property or assets (both present and future and including its uncalled capital) upon such terms as to priority and otherwise as the Company shall think fit.

     (o) To lend and advance money or give credit to any person or company and upon such terms as may seem expedient (whether with or without security or any interest or other charge).

     (p)  To give any guarantee or indemnity in respect of or otherwise  support
          or  secure  in  any  manner  (whether  by  personal   covenant  or  by
          mortgaging, charging or


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          granting any lien or other security interest over or in respect of all or any part of the Company's undertaking, property or assets, both present and future and including its uncalled capital, or by both such methods) any obligation, debt, liability of any nature of any person or company upon such terms as to priority and otherwise as the Company shall think fit.

     (q) To pay for any rights or property acquired by the Company and to remunerate any person or company whether by way of cash payment or by the allotment of Securities of the Company credited as paid up in full or in part or otherwise.

     (r) Upon any issue of Securities of the Company to employ brokers, commission agents and underwriters and to provide for the remuneration of such persons for their services.

     (s) To draw, make, accept, indorse, discount, execute and issue promissory notes, bills of exchange, bills of lading, warrants, debentures and other negotiable or transferable instruments.

     (t) To enter into any arrangements with any governments or authorities, supreme, municipal, local or otherwise, or any person or company that may seem conducive to the Company's objects or any of them and to obtain from any such government, authority, person or company any rights, privileges, charters, licenses and concessions which the Company may think it desirable to obtain and to carry out, exercise and comply therewith.

     (u) To undertake and execute any trusts the undertaking whereof may seem desirable and either gratuitously or otherwise.

     (v) To adopt such means of making known the products, investments or services of the Company or any Associated Company as may seem expedient and in particular, without limitation, by advertising in the press or radio or television by circulars, by purchase and exhibition of works of art or interest, by publication of books and periodicals and by granting prizes, rewards, scholarships and donations


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          and by sponsoring sports events, theatrical and cinematic performances and exhibitions of all descriptions.

     (w) To apply for, promote and obtain any Act of the Oireachtas or any charter, privilege, licence or authorisation of any government, state or municipality or any ministerial or departmental licence or order for enabling the Company to carry any of its objects into effect or for effecting any modification of the Company's constitution or for any other purpose which may seem expedient and to oppose any proceedings or applications which may seem calculated, directly or indirectly, to prejudice the interests of the Company or any Associated Company.

     (x) To promote freedom of contract and to resist, insure against, counteract and discourage interference therewith, to join any lawful federation, union or association or to do any lawful act or thing with a view to preventing or resisting, directly or indirectly, any interruption of or interference with the trade or business of the Company or any other trade or business or providing or safeguarding against the same or resisting or opposing any strike, movement or organisation which may be thought detrimental to the interests of the Company or any Associated Company or its or their employees and to subscribe to any association or fund for any such purposes.

     (y) To undertake and carry on any other trade or business (whether manufacturing or otherwise) which may seem to the Company capable of being conveniently carried on by the Company or which is calculated, directly or indirectly, to enhance the value of or render profitable, any of the Company's businesses, rights or property.

     (z) To do all or any of the matters hereby authorised in any part of the World and with or in respect of persons or companies resident, domiciled, incorporated, registered or carrying on business in any part of the World and either as principal, agent, factor, trustee or otherwise and by or through agents, factors, trustees or otherwise and either alone or in conjunction with others.


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




     (aa) To distribute in specie or otherwise as may be resolved any of the assets of the Company among the members.

     (bb) To do all such other things as may appear to the Company to be incidental or conducive to the attainment of the above objects or any of them.

          Provided that:

          (i) the objects set out in any paragraph of this Clause shall not be restrictively construed but the widest interpretation shall be given thereto and they shall not, except where the context expressly so requires, be in any way limited to or restricted by reference to or inference from any other object or objects set out in such paragraph or from the terms of any other paragraph or by the name of the Company; none of such paragraphs or the object or objects therein specified shall be deemed subsidiary or ancillary to the objects mentioned in any other paragraph, but the Company shall have full power to exercise all or any of the powers and to achieve and endeavour to achieve all or any of the objects conferred by and provided in any one or more of said paragraphs;

          (ii) the word "company" in this Clause, except where used in reference to the Company, shall be deemed to include any firm, partnership, association or other body of persons, whether incorporated or not incorporated, and whether resident, domiciled, incorporated, registered, or carrying on business in the State or elsewhere; and

          (iii)the expression "Associated Company" in this Clause, shall be deemed to mean any company which for the time being is a subsidiary or holding company (which expressions in this proviso shall bear the meanings respectively ascribed thereto by Section 155 Companies Act, 1963) of the Company, is a subsidiary of a holding company of the Company or is a company in which the Company or any of such companies as aforesaid shall for the time being hold shares entitling the holder thereof to exercise at



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               least  one-fifth  of the  votes at any  general  meeting  of such company (not being voting rights which arise only in specified circumstances).

          It is hereby expressly declared that each sub-clause of this Clause shall be constructed independently of the other sub-clauses hereof, and that none of the objects mentioned in any sub-clause shall be deemed to be merely subsidiary to the objects mentioned in any other sub-clause.

          Provided always that the provisions of this Clause shall be subject to the Company obtain in, where necessary, for the purpose of carrying any of its objects into effect, such licence, permit or authority as may be required by law.

4.   The liability of the member is limited.

5. The share capital of the Company is US$110,000,000 divided into 1,000,000,000 ordinary shares of US$0.10 each and 100,000,000 convertible preference shares of US$0.10 each and with power to increase or decrease the share capital. The capital may be divided into different classes of shares with any preferential deferred or special rights or privileges attached thereto, and from time to time the Company's regulations may be varied so far as may be necessary to give effect to any such preference, restriction or other term.



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                              RIVERDEEP GROUP PLC


















                             ARTICLES OF ASSOCIATION


















                                   WILLIAM FRY
                                   Solicitors
                                Fitzwilton House
                                  Wilton Place
                                    Dublin 2

                                  14710-001 MG


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                                TABLE OF CONTENTS


PART I - PRELIMINARY.........................................................5
   1.  INTERPRETATION........................................................5

PART II - share capital and rights...........................................8
   2.    SHARE CAPITAL.......................................................8
   3.    RIGHTS OF SHARES ON ISSUE...........................................9
   4.    REDEEMABLE SHARES...................................................9
   5.    ALLOTMENT OF SHARES.................................................9
   6.    SECTION 20 AUTHORITY...............................................10
   7.    SECTION 24 AUTHORITY...............................................10
   8.    VARIATION OF RIGHTS................................................10
   9.    PURCHASE OF OWN SHARES.............................................11
   10.   RE-ISSUE OF TREASURY SHARES........................................12
   11.   TRUSTS NOT RECOGNISED..............................................13
   12.   DISCLOSURE OF INTERESTS............................................13
   13.   RESTRICTION OF RIGHTS..............................................15
   14.   BEARER SHARE WARRANTS..............................................17
   15.   PAYMENT OF COMMISSION..............................................18

PART III - SHARE CERTIFICATES...............................................18
   16. ISSUE OF CERTIFICATES................................................18
   17. BALANCE AND EXCHANGE CERTIFICATES....................................19
   18. REPLACEMENT OF CERTIFICATES..........................................19

PART IV - LIEN ON SHARES....................................................19
   19.   EXTENT OF LIEN.....................................................19
   20.   POWER OF SALE......................................................19
   21.   POWER TO EFFECT TRANSFER...........................................19
   22.   PROCEEDS OF SALE...................................................20

PART V - CALLS ON SHARES AND FORFEITURE.....................................20

   23.   MAKING OF CALLS....................................................20
   24.   TIME OF CALL.......................................................20
   25.   LIABILITY OF JOINT HOLDERS.........................................20
   26.   INTEREST ON CALLS..................................................20
   27.   INSTALMENTS TREATED AS CALLS.......................................21
   28.   POWER TO DIFFERENTIATE.............................................21
   29.   INTEREST ON MONEYS ADVANCED........................................21
   30.   NOTICE REQUIRING PAYMENT...........................................21
   31.   FORFEITURE.........................................................21
   32.   POWER OF DISPOSAL..................................................22
   33.   EFFECT OF FORFEITURE OR SURRENDER..................................22
   34.   STATUTORY DECLARATION..............................................22

PART VI - TRANSFER OF SHARES................................................22

   35.   TRANSFER AND EVIDENCE OF TITLE.....................................22
   36.   STATUS OF HOLDER...................................................23
   37.   REFUSAL TO REGISTER TRANSFERS......................................23
   38.   PROCEDURE ON REFUSAL...............................................24
   39.   CLOSING OF TRANSFER BOOKS..........................................24
   40.   ABSENCE OF REGISTRATION FEES.......................................24
   41.   RETENTION OF TRANSFER INSTRUMENTS..................................24
   42.   RENUNCIATION OF ALLOTMENT..........................................24

PART VII - TRANSMISSION OF SHARES...........................................24
   43. DEATH OF MEMBER......................................................24


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   44. TRANSMISSION ON DEATH OR BANKRUPTCY..................................24
   45. RIGHTS BEFORE REGISTRATION...........................................25

PART VIII - ALTERATION OF SHARE CAPITAL.....................................25
   46.   INCREASE OF CAPITAL................................................25
   47.   CONSOLIDATION, SUB-DIVISION AND CANCELLATION OF CAPITAL............25
   48.   FRACTIONS ON CONSOLIDATION.........................................26
   49.   REDUCTION OF CAPITAL...............................................26

PART IX - GENERAL MEETINGS..................................................26
   50.   ANNUAL GENERAL MEETINGS............................................26
   51.   EXTRAORDINARY GENERAL MEETINGS.....................................26
   52.   CONVENING GENERAL MEETINGS.........................................26
   53.   NOTICE OF GENERAL MEETINGS.........................................27

PART X - PROCEEDINGS AT GENERAL MEETINGS....................................27
   54.   QUORUM FOR GENERAL MEETINGS........................................27
   55.   CHAIRMAN OF GENERAL MEETINGS.......................................28
   56.   DIRECTORS' AND AUDITORS' RIGHT TO ATTEND GENERAL MEETINGS..........28
   57.   ADJOURNMENT OF GENERAL MEETINGS....................................28
   58.   DETERMINATION OF RESOLUTIONS.......................................28
   59.   ENTITLEMENT TO DEMAND POLL.........................................29
   60.   TAKING OF A POLL...................................................29
   61.   VOTES OF MEMBERS...................................................30
   62.   CHAIRMAN'S CASTING VOTE............................................30
   63.   VOTING BY JOINT HOLDERS............................................30
   64.   VOTING BY INCAPACITATED HOLDERS....................................30
   65.   DEFAULT IN PAYMENT OF CALLS........................................30
   66.   TIME FOR OBJECTION TO VOTING.......................................30
   67.   BODIES CORPORATE ACTING BY REPRESENTATIVES.........................31
   68.   APPOINTMENT OF PROXY...............................................31
   69.   DEPOSIT OF PROXY INSTRUMENTS.......................................31
   70.   EFFECT OF PROXY INSTRUMENTS........................................32
   71.   EFFECT OF REVOCATION OF PROXY OR OF AUTHORISATION..................32

PART XI - DIRECTORS.........................................................32

   72.   NUMBER OF DIRECTORS................................................32
   73.   SHARE QUALIFICATION................................................32
   74.   ORDINARY REMUNERATION OF DIRECTORS.................................33
   75.   SPECIAL REMUNERATION OF DIRECTORS..................................33
   76.   EXPENSES OF DIRECTORS..............................................33
   77.   ALTERNATE DIRECTORS................................................33

PART XII - POWERS OF DIRECTORS..............................................34

   78.   DIRECTORS' POWERS..................................................34
   79.   POWER TO DELEGATE..................................................34
   80.   APPOINTMENT OF ATTORNEYS...........................................35
   81.   LOCAL MANAGEMENT...................................................35
   82.   BORROWING POWERS...................................................35

PART XIII - APPOINTMENT, RETIREMENT AND DISQUALIFICATION OF DIRECTORS.......36

   83.   RETIREMENT BY ROTATION.............................................36
   84.   DEEMED REAPPOINTMENT...............................................36
   85.   ELIGIBILITY FOR APPOINTMENT........................................36
   86.   APPOINTMENT OF ADDITIONAL DIRECTORS................................37
   87.   DISQUALIFICATION OF DIRECTORS......................................37

PART XIV - DIRECTORS' OFFICES AND INTERESTS.................................38

   88.   EXECUTIVE OFFICES..................................................38
   89.   DIRECTORS' INTERESTS...............................................38


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   90.   RESTRICTION ON DIRECTORS' VOTING...................................40
   91.   ENTITLEMENT TO GRANT PENSIONS......................................42

PART XV - PROCEEDINGS OF DIRECTORS..........................................42

   92.   CONVENING AND REGULATION OF DIRECTORS' MEETINGS....................42
   93.   QUORUM FOR DIRECTORS' MEETINGS.....................................43
   94.   VOTING AT DIRECTORS' MEETINGS......................................43
   95.   TELECOMMUNICATION MEETINGS.........................................44
   96.   CHAIRMAN OF BOARD OF DIRECTORS.....................................44
   97.   VALIDITY OF ACTS OF DIRECTORS......................................44
   98.   DIRECTORS' RESOLUTIONS AND OTHER DOCUMENTS IN WRITING..............44

PART XVI - THE SECRETARY....................................................45
   99. APPOINTMENT OF SECRETARY.............................................45
   100. ASSISTANT OR ACTING SECRETARY.......................................45
   101. PERSON ACTING AS DIRECTOR AND SECRETARY.............................45

PART XVII - THE SEAL........................................................45
   102. USE OF SEAL.........................................................45
   103. SIGNATURE OF SEALED INSTRUMENTS.....................................45
   104. SEAL FOR USE ABROAD.................................................45

PART XVIII - DIVIDENDS AND RESERVES.........................................46
   105. DECLARATION OF DIVIDENDS............................................46
   106. INTERIM AND FIXED DIVIDENDS.........................................46
   107. RESERVES............................................................46
   108. ISSUE OF ORDINARY SHARES IN LIEU OF CASH DIVIDEND...................46
   109. APPORTIONMENT OF DIVIDENDS..........................................49
   110. DEDUCTIONS FROM DIVIDENDS...........................................49
   111. DIVIDENDS IN SPECIE.................................................49
   112. PAYMENT OF DIVIDENDS BY POST........................................49
   113. DIVIDENDS NOT TO BEAR INTEREST......................................50
   114. PAYMENT TO HOLDERS ON A PARTICULAR DATE.............................50
   115. UNCLAIMED DIVIDENDS.................................................50

PART XIX - CAPITALISATION OF PROFITS OR RESERVES............................51
   116. CAPITALISATION OF DISTRIBUTABLE PROFITS AND RESERVES................51
   117. CAPITALISATION OF NON-DISTRIBUTABLE PROFITS AND RESERVES............51
   118. IMPLEMENTATIONS OF CAPITALISATION ISSUES............................51

PART XX - NOTICES...........................................................52
   119.     NOTICES IN WRITING..............................................52
   120.     SERVICE OF NOTICES..............................................52
   121.     SERVICE ON JOINT HOLDERS........................................53
   122.     SERVICE ON TRANSFER OR TRANSMISSION OF SHARES...................53
   123.     SIGNATURE TO NOTICES............................................54
   124.     DEEMED RECEIPT OF NOTICES.......................................54

PART XXI - WINDING UP.......................................................54

   125. DISTRIBUTION ON WINDING UP..........................................54
   126. DISTRIBUTION IN SPECIE..............................................54

PART XXII - MISCELLANEOUS...................................................54
   127.     INSPECTION AND CONFIDENTIALITY..................................54
   128.     DESTRUCTION OF RECORDS..........................................55
   129.     UNTRACED SHAREHOLDERS...........................................55
   130.     INDEMNITY.......................................................56

                           COMPANIES ACTS 1963 TO 1999
                           ---------------------------

                        PUBLIC COMPANY LIMITED BY SHARES
                        --------------------------------

                             ARTICLES OF ASSOCIATION
                             -----------------------

                                      OF
                                      --

                     RIVERDEEP GROUP PUBLIC LIMITED COMPANY
                     --------------------------------------


             (Adopted by special resolution passed 15 February 2000)



                              PART I - PRELIMINARY
                              -------- -----------

1.   Interpretation

     (a) The regulations contained in Table A in the First Schedule to the Companies Act, 1963 shall not apply to the Company.

     (b) In these Articles the following expressions shall have the following meanings:

          (i) "Acts", the Companies Acts, 1963 to 1999 including any statutory modification or re-enactment thereof for the time being in force.

          (ii) "1963 Act", the Companies Act, 1963.

          (iii)"1983 Act", the Companies (Amendment) Act, 1983.

          (iv) "1990 Act", the Companies Act, 1990.

          (v) "these Articles", the Articles of Association of the Company as originally adopted or as altered from time to time by Special Resolution.

          (vi) "Auditors", the auditors for the time being of the Company.

          (vii)"Clear Days", in relation to the period of a notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.

         (viii)"Company", the company whose name appears in the heading to these Articles.

          (ix) "Directors", the Directors for the time being of the Company or any of them acting as the board of Directors of the Company.

          (x)  "Easdaq", Easdaq S.A/N.V.

          (xi) "Group", the Company and its subsidiaries from time to time and for the time being.

          (xii)"Holder", in relation to any share, the member whose name is entered in the Register as the holder of the share.

          (xiii)"Irish Exchange", The Irish Stock Exchange Limited.

          (xiv)"London Exchange", the London Stock Exchange Limited.

          (xv) "Nasdaq", the Nasdaq National Market.

          (xvi)"the Office", the registered office for the time being of the Company.

         (xvii)"Ordinary Shares", ordinary shares of US$0.10 each in the capital of the Company.

        (xviii)"Preference Shares", convertible preference shares of US$0.10 each issued or to be issued by the Company.

         (xix) "Register", the register of members to be kept pursuant to the provisions of the Acts.

          (xx) "Seal", the common seal of the Company or (where relevant) the official securities seal kept by the Company pursuant to the Acts.

          (xxi)"Secretary", any person appointed to perform the duties of the Secretary of the Company including an assistant or deputy secretary.

         (xxii)"State", the Republic of Ireland.

        (xxiii)"Stock Exchange Nominee", a person designated by law as a nominee of the Irish Exchange and/or the London Exchange and/or Nasdaq and/or Easdaq and/or any other recognised stock exchange.

        (xxiv) "Stock Exchange", the Irish Exchange, the London Exchange, Nasdaq, Easdaq or any other generally recognised stock exchange or, as the case may require, such body or bodies as may succeed to their functions.

         (xxv) "Treasury Share", the meaning given to such expression by Section 209 of the 1990 Act.

         (xxvi)"United Kingdom", the United Kingdom of Great Britain and Northern Ireland.

        (xxvii)"US$" or "dollar" or "cents", the lawful currency for the time being of the United States.

       (xxviii)"warrants to subscribe", a warrant or certificate or similar document indicating the right of the registered holder thereof (other than under a share option scheme for employees) to subscribe for shares in the Company.

     (c) Expressions in these Articles referring to writing shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form. Expressions in these Articles referring to execution of any document shall include any mode of execution whether under seal or under hand.

     (d) Unless specifically defined herein or the context otherwise requires, words or expressions contained in these Articles shall bear the same meaning as in the Acts but excluding any statutory modification thereof not in force when these Articles become binding on the Company.

     (e) References to Articles are to Articles of these Articles and any reference in an Article to a paragraph or sub-paragraph shall be a reference to a paragraph or sub-paragraph of the Article in which the reference is contained unless it appears from the context that a reference to some other provision is intended.

     (f) The headings and captions included in these Articles are inserted for convenience of reference only and shall not be considered a part of or affect the construction or interpretation of these Articles.

     (g) References in these Articles to any enactment or any section or provision thereof shall mean such enactment, section or provision as the same may be amended and may be from time to time and for the time being in force.

     (h) In these Articles the masculine gender shall include the feminine and neuter, and vice versa, and the singular number shall include the plural, and vice versa, and words importing persons shall include firms or companies.


                       PART II - share capital and rights
                       -----------------------------------

2.   Share Capital
     -------------

     (a)  The   capital  of  the   Company  is   US$110,000,000   divided   into
          1,000,000,000 Ordinary Shares and 100,000,000 Preference Shares.

     (b)  The Preference Shares :-

          (i) shall confer upon the holder(s) thereof the right to receive notice of and to attend general meetings of the Company, but not to vote in respect of such Preference Shares at such general meetings (but without prejudice to the right of the holder(s) thereof to attend and vote at class meetings of such holder(s));

          (ii) may be convertible to Ordinary Shares at the election of the Company and/or of the holder(s) thereof (as determined by the Directors upon the issue thereof) and otherwise upon such terms (as to notice and otherwise), subject to such restrictions and at such rate or rates as the Directors shall specify at the time of issue thereof;

         (iii) shall confer upon the holder(s) thereof the right (subject to law) to receive dividends determined by reference to the nominal value and premium (if any) paid up upon such shares in preference or priority to the payment of dividends to the holders of the Ordinary Shares, at such rate or rates and at such times and subject to such other terms, conditions and restrictions as the Directors shall determine at the time of issue of such shares, and such dividend rights may at the discretion of the Directors be determined to be cumulative;

          (iv) shall confer upon the holder(s) thereof such rights as to a return of the capital (including premium) paid up thereon, in a winding up of the Company as the Directors shall determine at the time of issue thereof, and such rights may include provision for the holder(s) of such Preference Shares to be repaid the amount (including premium) paid up thereon in preference or priority to the repayment of the capital paid up on the Ordinary Shares;

     (c) in determining the terms, restrictions, conditions and other provisions upon and according to which the Preference Shares authorised by this Article shall be issued, the Directors shall have due regard to prevailing market conditions and the issue of Preference Shares in accordance with this Article shall be deemed not to constitute a variation of the rights of the Ordinary Shares in the Company as a class.

3.   Rights of Shares on Issue
     -------------------------

     Without prejudice to any special rights conferred on the Holders of any existing shares or class of shares and subject to the provisions of the Acts, any share may be issued with such rights or restrictions (except, in the case of any share listed on the Irish Stock Exchange, restrictions on transferability) as the Company may by ordinary resolution determine.

4.   Redeemable Shares
     -----------------

     Subject to the provisions of the Acts, any shares may be issued on the terms that they are, or at the option of the Company or the Holder are, liable to be redeemed on such terms and in such manner as the Company may determine.

5.   Allotment of Shares
     -------------------

     (a) Subject to the provisions of the Acts relating to authority, pre-emption or otherwise in regard to the issue of new shares and to any resolution of the Company in general meeting passed pursuant thereto, all unissued shares (including Treasury Shares) shall be at the disposal of the Directors, and (subject to the provisions of the Acts) they may allot, grant options over or otherwise dispose of them to such persons on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its shareholders.

     (b) Without prejudice to the generality of the powers conferred on the Directors by paragraph (a) and the powers and rights of the Directors under or in connection with any share option schemes or arrangements which were adopted or entered into by the Company prior to the adoption of these Articles, the Directors may from time to time grant options to subscribe for the unallotted shares in the capital of the Company to persons in the service or employment of the Company or any subsidiary or associated company of the Company (including Directors holding executive offices) on such terms and subject to such conditions may be approved from time to time by the Directors or by any committee thereof appointed by the Directors for the purpose of such approval.

     (c) The Company may issue warrants to subscribe (by whatever name they are called) to any person to whom the Company has granted the right to subscribe for shares in the Company (other than under a share option scheme for employees) certifying the right of the registered holder thereof to subscribe for shares in the Company upon such terms and conditions as the right may have been granted.

6.   Section 20 Authority
     --------------------

     (a) The Directors shall, for the purposes of Section 20 of the 1983 Act, be generally and unconditionally authorised to allot and issue relevant securities (as defined by the said Section 20) up to an amount equal to the authorised but unissued share capital of the Company as at the date of adoption of these Articles and to allot and issue any shares purchased by the Company pursuant to the provisions of the 1990 Act and held as Treasury Shares.

     (b) The authority conferred by this Article shall expire on 14 February 2005 unless previously renewed, varied or revoked by the Company in general meeting. The Company may make any offer or agreement before the expiry of this authority which would or might require relevant securities to be allotted after this authority has expired and the Directors may allot relevant securities in pursuance of any such offer or agreement.

7.   Section 24 Authority
     --------------------

     Subject to the Directors being generally authorised pursuant to Section 20 of the 1983 Act the Directors, pursuant to and on and subject to the provisions of Section 24 of the 1983 Act, may allot equity securities (as defined by Section 23 of the 1983 Act) for cash pursuant to the authority conferred by the said Section 20 as if sub-section (1) of the said Section 23 did not apply to any such allotment.

8.   Variation of Rights
     -------------------

     (a) Whenever the share capital is divided into different classes of shares, the rights attached to any class may be varied or abrogated with the consent in writing of the Holders of three-fourths in nominal value of the issued shares of that class, or with the sanction of a special resolution passed at a separate general meeting of the Holders of the shares of the class, and may be so varied or abrogated either whilst the Company is a going concern or during or in contemplation of a winding-up. The quorum at any such separate general meeting, other than an adjourned meeting, shall be two persons holding or representing by proxy at least one-third in nominal value of the issued shares of the class in question and the quorum at an adjourned meeting shall be one person holding shares of the class in question or his proxy.


     (b) Unless otherwise provided by the rights attached to any shares and without prejudice to any such provisions, the rights attached to any shares ("the Existing Shares") shall be deemed to be varied by the reduction of the capital paid up on the Existing Shares or by the allotment of any shares created after the date of first creation of the class of the Existing Shares which rank in priority for payment of a dividend or in respect of capital or confer on the holders thereof voting rights more favourable than those conferred by the Existing Shares, but shall not otherwise be deemed to be varied by the creation or issue of further shares.


9.   Purchase of Own Shares
     ----------------------

     (a) Subject to the provisions of, and to the extent permitted by, the Acts, to any rights conferred on the Holders of any class of shares and to the following paragraphs of this Article, the Company may purchase any of its shares of any class ("Acquired Shares" or "Acquired Share", as appropriate) on such terms and conditions and in such manner as the Directors may from time to time determine.

     (b) The Company shall not exercise any authority granted under Section 215 of the 1990 Act to make market purchases of its own shares unless the authority required by such Section shall have been granted by special resolution of the Company (a "Section 215 Resolution").

     (c) The Company shall not be required to select the Acquired Shares to be purchased on a pro rata basis or in any particular manner as between the Holders of shares of the same class or as between the Holders of shares of different classes or in accordance with the rights as to dividends or capital attached to any class of shares.

     (d)  For the purposes of any Section 215 Resolution:-

          (i) the aggregate nominal value of the Acquired Shares authorised to be acquired pursuant to any such Section 215 Resolution shall not exceed 10 per cent of the aggregate nominal value of the aggregate share capital of the Company as at the close of business on the date of the passing of such Section 215 Resolution;

         (ii) the minimum price which may be paid for any Acquired Share shall be the nominal value thereof;

        (iii) the maximum price which may be paid for any Acquired Share (a "Relevant Share") shall be an amount equal to 105 per cent of the higher of:-

               A. the average of the Relevant Price for shares of the same class as the Relevant Share in respect of each of the five business days immediately preceding the day on which the Relevant Share is purchased; and

               B. (if there shall be any), the average of the middle market prices for American Depositary Shares or other securities ("ADS(s)") quoted on Nasdaq as represent shares of the same class as the Relevant Share, as derived from the Wall Street Journal (or any successor publication thereto) or such other source as the Board considers appropriate for the five business days immediately preceding the day on which the Relevant Share is purchased provided that if any such ADSs represents more than one share, the average middle market prices as aforesaid of such ADSs shall be divided by the appropriate denominator so as to get the average middle market price per share; and

          (iv) for the purposes of sub-paragraph (iii), the expression "Relevant Price" shall mean, in respect of any business day on which there shall be a dealing on the Irish Exchange in respect of shares of the same class as the Relevant Share, the closing quotation price in respect of such shares for such business day as published in the Irish Exchange Daily Official List (or any successor publication thereto) and, in respect of any business day on which there shall be no such dealing, the price which is equal to (x) the mid-point between the high and low market guide prices in respect of such shares for such business day as published in the Irish Exchange Daily Official List (or any successor publication thereto), or (y) if there shall be only one such market guide price so published, the market guide price so published.

10.  Re-issue of Treasury Shares
     ---------------------------

     For the purposes of any resolution of the Company proposing to determine, in accordance with Section 209 of the 1990 Act, the re-issue price range at which any Treasury Shares for the time being held by the Company may be reissued off-market:-

     (a) the maximum price at which a Treasury Share may be re-issued off-market shall be an amount equal to 120 per cent of the Appropriate Price;

     (b) the minimum price at which a Treasury Share may be reissued off-market shall be an amount equal to 95 per cent of the Appropriate Price;

     (c)  for  the  purposes  of   paragraphs   (a)  and  (b),  the   expression
          "Appropriate Price" shall mean the higher of:-

          (i) the average of the Relevant Price for shares of the class of which such Treasury Share is to be reissued in respect of each of the five business days immediately preceding the day on which the Treasury Share is reissued; and

          (ii) (if there shall be any), the average of the middle market prices for ADSs quoted on Nasdaq as represent shares of the class of which such Treasury Share is to be reissued, as derived from the Wall Street Journal (or any successor publication thereto) or such other source as the Board considers appropriate, for the five business days immediately preceding the day on which the such Treasury Share is reissued provided that if any such ADSs represents more than one share, the average middle market prices as aforesaid of such ADSs shall be divided by the appropriated denominator so as to get one average middle market price per share; and

          (d) for the purposes of sub-paragraph (c)(i), the expression "Relevant Price" shall mean, in respect of any business day on which there shall be a dealing on the Irish Stock Exchange in respect of shares of the class of which the Treasury Share is to be re-issued, the closing quotation price in respect of such shares for such business day as published in the Irish Exchange Daily Official List (or any successor publication thereto) and, in respect of any business day on which there shall be no such dealing, the price which is equal to (x) the mid-point between the high and low market guide prices in respect of such shares for such business day as published in the Irish Exchange Daily Official List (or any successor publication thereto), or (y) if there shall be only one such market guide price so published, the market guide price so published.

11.  Trusts not Recognised
     ---------------------

     Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these Articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the Holder. This shall not preclude the Company from requiring the members or a transferee of shares to furnish the Company with information as to the beneficial ownership of any share when such information is reasonably required by the Company.

12.  Disclosure of Interests
     -----------------------

     (a) Notwithstanding the provisions of the immediately preceding Article, the Directors may, at any time and from time to time if, in their absolute discretion, they consider it to be in the interests of the Company to do so, give a notice to the Holder or Holders of any share (or any of them) requiring such Holder or Holders to notify the Company in writing within such period as may be specified in such notice of full and accurate particulars of all or any of the following matters, namely:-

          (i)  his interest in such share;

          (ii) if his interest in the share does not consist of the entire beneficial interest in it, the interests of all persons having any beneficial interest (direct or indirect) in the share (provided that one joint Holder of a share shall not be obliged to give particulars of interests of persons in the share which arise only through another joint Holder); and

         (iii) any arrangements (whether legally binding or not) entered into by him or any person having any beneficial interest in the share whereby it has been agreed or undertaken or the Holder of such share can be required to transfer the share or any interest therein to any person (other than a joint Holder of the share) or to act in relation to any meeting of the Company or of any class of shares of the Company in a particular way or in accordance with the wishes or directions of any other person (other than a person who is a joint Holder of such share).

     (b) If, pursuant to any notice given under paragraph (a) of this Article, the person stated to own any beneficial interest in a share or the person in favour of whom any Holder (or other person having any beneficial interest in the share) has entered into any arrangements referred to in sub-paragraph (a)(iii) of this Article, is a body corporate, trust, society or any other legal entity or association of individuals and/or entities, the Directors, at any time and from time to time if, in their absolute discretion, they consider it to be in the best interests of the Company to do so, may give a notice to the Holder or Holders of such share (or any of them) requiring such Holder or Holders to notify the Company in writing within such period as may be specified in such notice of full and accurate particulars of the name and addresses of the individuals who control (whether directly or indirectly and through any number of vehicles, entities or arrangements) the beneficial ownership of all the shares, interests, units or other measure of ownership of such body corporate, trust, society or other entity or association wherever the same shall be incorporated, registered or domiciled or wherever such individuals shall reside provided that if at any stage of such chain of ownership the beneficial interest in any share shall be established to the satisfaction of the Directors to be in the ownership of (x) any body corporate any of whose share capital is listed or dealt in on any bona fide stock exchange, unlisted securities market or over-the-counter securities market, (y) a mutual assurance company, or (z) a bona fide charity trust or foundation, it shall not be necessary to disclose details of the individuals ultimately controlling the beneficial interests in the shares of such body corporate.


     (c)  The  Directors,  if they think fit, may give notices under  paragraphs
          (a) and (b) of this Article at the same time on the basis that the notice given pursuant to paragraph (b) shall be contingent upon disclosure of certain facts pursuant to a notice given pursuant to paragraph (a).

     (d) The Directors may require (before or after the receipt of any written particulars under this Article) any such particulars to be verified by statutory declaration.

     (e)  The  Directors  may serve  any  notice  pursuant  to the terms of this
          Article irrespective of whether or not the Holder on whom it shall be served may be dead, bankrupt, insolvent or otherwise incapacitated and no such incapacity or any unavailability of information or inconvenience or hardship in obtaining the same shall be a satisfactory reason for failure to comply with any such notice provided that if the Directors in their absolute discretion think fit, they may waive compliance in whole or in part with any notice given under this Article in respect of a share in any case of bona fide unavailability of information or genuine hardship or where they otherwise think fit but no such waiver shall prejudice or affect in any way any non-compliance not so waived whether by the Holder concerned or any other joint Holder of the share or by any person to whom a notice may be given at any time.

     (f) For the purpose of establishing whether or not the terms of any notice served under this Article shall have been complied with the decision of the Directors in this regard shall be final and conclusive and shall bind all persons interested.

     (g) The provisions of this Article and Article 13 are in addition to, and do not limit, any other right or power of the Company, including any right vested in or power granted to the Company by the Acts.


13.  Restriction of Rights
     ---------------------

     (a) If at any time the Directors shall determine that a Specified Event (as defined by paragraph (g)) shall have occurred in relation to any share or shares, the Directors may serve a notice to such effect on the Holder or Holders thereof. Upon the expiry of fourteen days from the service of any such notice, such notice (in these Articles referred to as a "Restriction Notice"), for so long as such Restriction Notice shall remain in force:-


          (i) no Holder or Holders of the share or shares specified in such Restriction Notice (in these Articles referred to as "Specified Shares") shall be entitled to attend, speak or vote either personally, by representative or by proxy at any general meeting of the Company or at any separate general meeting of the class of shares concerned or to exercise any other right conferred by membership in relation to any such meeting; and


          (ii) the Directors shall in addition be entitled:-


               A. to withhold payment of any dividend or other amount payable (including shares issuable in lieu of dividend) in respect of the Specified Shares; and/or

               B. to refuse to register any transfer of the Specified Shares or any renunciation of any allotment of new shares or debentures made in respect thereof unless such transfer or renunciation is shown to the satisfaction of the Directors to be an arm's length transfer or a renunciation to another beneficial owner unconnected with the Holder or any person appearing to have an interest in the Specified Shares (subject always to the provisions of paragraph (h).

     (b) A Restriction Notice shall be cancelled by the Directors immediately after the Holder or Holders concerned shall have remedied the default by virtue of which the Specified Event shall have occurred. A
          Restriction Notice in respect of any Specified Share shall automatically cease to have effect in respect of any shares on receipt by the Company of evidence satisfactory to it that the shares have been sold to a bona fide unconnected third party (in particular by way of sale through a Stock Exchange or by acceptance of a takeover offer) or upon registration of the relevant transfer provided that a Restriction Notice shall not cease to have effect in respect of any transfer where no change in the beneficial ownership of the share shall occur and for this purpose it shall be assumed that no such change has occurred where a transfer form in respect of the share is presented for registration having been stamped at a reduced rate of stamp duty by virtue of the transferor or transferee claiming to be entitled to such reduced rate as a result of the transfer being one where no beneficial interest passes.


     (c) The Directors shall cause a notation to be made in the Register against the name of any Holder or Holders in respect of whom a Restriction Notice shall have been served indicating the number of the Specified Shares and shall cause such notation to be deleted upon cancellation or cesser of such Restriction Notice.

     (d) Any determination of the Directors and any notice served by them pursuant to the provisions of this Article shall be conclusive as against the Holder or Holders of any share and the validity of any notice served by the Directors in pursuance of this Article shall not be questioned by any person.

     (e) If, while any Restriction Notice shall remain in force in respect of any Specified Shares, any further shares shall be issued in respect thereof pursuant to a capitalisation issue made in pursuance of these Articles, the Restriction Notice shall be deemed also to apply in respect of such further shares which shall as from the date of issue thereof form part of the Specified Shares for all purposes of this Article.


     (f) On the cancellation of any Restriction Notice the Company shall pay to the Holder (or, in the case of joint Holders, the first named Holder) on the Register in respect of the Specified Shares as of the record date for any such dividend so withheld, all such amounts as have been withheld pursuant to the provisions of this Article subject always to the provisions of Article 115 which shall be deemed to apply, mutatis mutandis, to any amount so withheld.

     (g) For the purposes of these Articles the expression "Specified Event" in relation to any share shall mean any of the following events:-


          (i) the failure of the Holder or Holders thereof to pay any call or instalment of a call in the manner and at the time appointed for payment thereof;

          (ii) the failure by the Holder thereof or any of the Holders thereof to comply, to the satisfaction of the Directors, with all or any of the terms of the immediately preceding Article in respect of any notice or notices given to him or any of them thereunder; or

         (iii) the failure by the Holder thereof or any of the Holders thereof to comply, to the satisfaction of the Directors, with the terms of any notice given to him or any of them pursuant to the provisions of Section 81 Companies Act, 1990.

     (h) For the purposes of sub-paragraph (a)(ii) of this Article, the Directors shall be required to accept as an arm's length transfer to another beneficial owner, any transfer which is presented for registration in pursuance of:-

          (i) any bona fide sale made on any bona fide stock exchange, unlisted securities market or over-the-counter exchange; or

          (ii) the acceptance of any general offer made to all the Holders of any class of shares in the capital of the Company.

14.  Bearer Share Warrants
     ---------------------

     (a) Subject to any restrictions for the time being imposed by law, the Directors on behalf of the Company may in their absolute discretion, but shall not be obliged, on application of any Holder to exercise the power of issuing warrants in respect of fully paid shares as conferred by Section 88 of the 1963 Act stating that the bearer (the "Warrantholder") is entitled to the shares specified in the warrants and may determine and from time to time vary the conditions on which:

          (i) share warrants may be issued and replaced; provided that no fresh warrant shall be issued except on proof to the satisfaction of the Directors that the original warrant has been destroyed;

          (ii) the Warrantholder is to be entitled to attend and vote at meetings of the Company; and

          (iii)a share warrant may be surrendered and the name of the bearer entered in the register in respect of the shares specified in the warrant.

     (b) The Warrantholder shall be subject to the conditions relating to share warrants for the time being in force, whether made before or after its issue; but subject to those conditions and to the provisions of the Companies Acts, the Warrantholder shall be deemed to be the holder of the shares specified in it to the fullest extent for all the purposes of these Articles.

     (c) All shares while represented by share warrants shall be transferable by the delivery of the warrants relating thereto.

     (d) The Directors shall secure that, on the issue or surrender of a share warrant, the Company complies with the provisions of Section 118 of the 1963 Act with respect to the making and deletion of entries in the Register.

15.  Payment of Commission
     ---------------------

     The Company may exercise the powers of paying commissions conferred by the Acts. Subject to the provisions of the Acts, any such commission may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other. On any issue of shares the Company may also pay such brokerage as may be lawful.


                         PART III - SHARE CERTIFICATES
                         ---------- ------------------

16.  Issue of Certificates
     ---------------------

     (a) Except in relation to a Stock Exchange Nominee in respect of whom the Company is not by law required to complete and have ready for delivery a certificate, the Company shall issue to a member without payment within two months after allotment or lodgement of a transfer to him of the shares in respect of which he is so registered (or, in respect of shares allotted to him, within one month after the expiration of any right of renunciation in respect thereof) one certificate for all the shares of each class held by him or several certificates each for one or more of his shares upon payment for every certificate after the first of such reasonable sum as the Directors may determine provided that the Company shall not be bound to issue more than one certificate for shares held jointly by several persons.

     (b) Delivery of a certificate to one joint Holder shall be a sufficient delivery to all of them.

     (c) The Company shall not be bound to register more than four persons as joint Holders of any share (except in the case of executors or trustees of a deceased member).

     (d) Every certificate shall be sealed with one of the Seals and shall specify the number, class and distinguishing numbers (if any) of the shares to which it relates and the amount or respective amounts paid up thereon.

17.  Balance and Exchange Certificates
     ---------------------------------

     (a) Where some only of the shares comprised in a share certificate are transferred the old certificate shall be cancelled and a new certificate for the balance of such shares shall be issued in lieu without charge.

     (b) Any two or more certificates representing shares of any one class held by any member at his request may be cancelled and a single new certificate for such shares issued in lieu, without charge unless the Directors otherwise determine. If any member shall surrender for cancellation a share certificate representing shares held by him and request the Company to issue in lieu two or more share certificates representing such shares in such proportions as he may specify, the Directors may comply, if they think fit, with such request.

18.  Replacement of Certificates
     ---------------------------

     If a share certificate is defaced, worn out, lost, stolen or destroyed, it may be replaced on such terms (if any) as to evidence and indemnity and payment of any exceptional expenses incurred by the Company in investigating evidence or in relation to any indemnity as the Directors may determine but otherwise free of charge, and (in the case of defacement or wearing out) on delivery up of the old certificate.

                            PART IV - LIEN ON SHARES
                            --------- --------------

19.  Extent of Lien
     --------------

     The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether presently payable or not) payable at a fixed time or called in respect of that share. The Directors, at any time, may declare any share to be wholly or in part exempt from the provisions of this Article. The Company's lien on a share shall extend to all moneys payable in respect of it.

20.  Power of Sale
     -------------

     The Company may sell in such manner as the Directors determine any share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen Clear Days after notice demanding payment, and stating that if the notice is not complied with the shares may be sold, has been given to the Holder of the share or to the person entitled to it by reason of the death or bankruptcy of the Holder.

21.  Power to Effect Transfer
     ------------------------

     To give effect to a sale the Directors may authorise some person to execute an instrument of transfer of the shares sold to, or in accordance with the directions of, the purchaser. The transferee shall be entered in the Register as the Holder of the shares comprised in any such transfer and he shall not be bound to see to the application of the purchase moneys nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

22.  Proceeds of Sale
     ----------------

     The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the shares sold and subject to a like lien for any moneys not presently payable as existed upon the shares before the sale) shall be paid to the person entitled to the shares at the date of the sale.


                    PART V - CALLS ON SHARES AND FORFEITURE
                    -------- ------------------------------

23.  Making of Calls
     ---------------

     (a) Subject to the terms of allotment, the Directors may make calls upon the members in respect of any moneys unpaid on their shares (whether in respect of nominal value or premium) and each member (subject to receiving at least fourteen Clear Days' notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on his shares. A call may be required to be paid by instalments. A call may, before receipt by the Company of a sum due thereunder, be revoked, in whole or in part and payment of a call may be postponed in whole or in part. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made.

     (b) On the trial or hearing of any action for the recovery of any money due for any call it shall be sufficient to prove that the name of the member sued is entered in the Register as the Holder, or one of the Holders, of the shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the member sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.


24.  Time of Call
     ------------

     A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

25.  Liability of Joint Holders.
     ---------------------------

     The joint Holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

26.  Interest on Calls
     -----------------

     If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Acts) but the Directors may waive payment of the interest wholly or in part.

27.  Instalments Treated as Calls
     ----------------------------

     An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or as an instalment of a call, shall be deemed to be a call and if it is not paid the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.

28.  Power to Differentiate
     ----------------------

     Subject to the terms of allotment, the Directors may make arrangements on the issue of shares for a difference between the Holders in the amounts and times of payment of calls on their shares.

29.  Interest on Moneys Advanced
     ---------------------------

     The Directors, if they think fit, may receive from any member willing to advance the same all or any part of the moneys uncalled and unpaid upon any shares held by him, and upon all or any of the moneys so advanced may pay (until the same would, but for such advance, become payable) interest at such rate, not exceeding (unless the Company in general meeting otherwise directs) fifteen per cent per annum, as may be agreed upon between the Directors and the member paying such sum in advance, but any sum paid in excess of the amount for the time being called up shall not be included or taken into account in ascertaining the amount of the dividend payable on the shares in respect of which such advance has been made.

30.  Notice Requiring Payment
     ------------------------

     If a call remains unpaid after it has become due and payable, the Directors may give to the person from whom it is due not less than fourteen Clear Days' notice requiring payment of the amount unpaid together with any interest which may have accrued. The notice shall name the place where payment is to be made and shall state that if the notice is not complied with the shares in respect of which the call was made will be liable to be forfeited.

31.  Forfeiture
     ----------

     If the requirements of any notice given in accordance with the immediately preceding Article are not complied with, any share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other monies payable in respect of the forfeited share and not paid before the forfeiture. The Directors may accept a surrender of any share liable to be forfeited hereunder.

32.  Power of Disposal
     -----------------

     Subject to the provisions of the Acts, a share forfeited (or surrendered in lieu thereof) may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors determine, either to the person who was before the forfeiture the Holder or to any other person. At any time before a sale, re-allotment or other disposition, the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal such a share is to be transferred to any person, the Directors may authorise some person to execute an instrument of transfer of the share to that person. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and the person to whom the share is disposed of shall be registered as the Holder of the share and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

33.  Effect of Forfeiture or Surrender
     ---------------------------------

     A person whose shares have been forfeited or surrendered shall cease to be a member in respect of such shares and shall deliver to the Company for cancellation the share certificate or certificates in respect of such shares, but nevertheless shall remain liable to pay to the Company all moneys which, at the date of forfeiture or surrender, were payable by him to the Company in respect of those shares together with all interest thereon to the date of payment at the appropriate rate (as defined by the Acts) from the date of forfeiture or surrender until payment but the Directors may waive payment wholly or in part or enforce payment without any allowance for the value of the shares at the time of forfeiture or surrender of for any consideration received on their disposal, such liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares.

34.  Statutory Declaration

     A statutory declaration by a Director or the Secretary that a share has been forfeited or surrendered on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share and the declaration shall, together with the receipt of the Company for the consideration (if any) given for the share on the sale or disposition thereof and a certificate by the Company for the share delivered to the person to whom the same is sold or disposed of, constitute a good title to the share.


                          PART VI - TRANSFER OF SHARES
                          --------- ------------------

35.  Transfer and Evidence of Title
     ------------------------------

     The means of transferring title and evidence thereof shall be either by way of an instrument in writing in accordance with and subject to the provisions of paragraph (a) below or by way of electronic means in accordance with and subject to the provisions of paragraph (b) below.

          (a)  An instrument of transfer of any share shall be:-

               (i)  in writing in any usual form; or

               (ii) in any other form which the directors may approve.

               Any instrument of transfer in writing shall be executed by or on behalf of the transferor and (except in the case of fully paid shares) by the transferee.

     (b) Title to any shares in the Company may also be evidenced and transferred by electronic means without a written instrument in accordance with statutory regulations made from time to time under
          Section 239 of the 1990 Act or under any other regulations having similar effect. The directors shall have the power to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall where they consider it appropriate be entitled to disapply, vary or amend all or any part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates or where such provisions are inconsistent with such statutory regulations as aforesaid, in order to give effect to such regulations.

36.  Status of Holder
     ----------------

     The transferor of any share shall be deemed to remain the Holder of the share until the name of the transferee is inserted in the Register in respect thereof.

37.  Refusal to Register Transfers
     -----------------------------

     (a) The Directors may, in their absolute discretion, without assigning any reason therefor, decline to register:-

          (i) the transfer of a share or any renunciation of any allotment made in respect of a share which is not fully paid provided however, that in the case of any such shares which are listed on Nasdaq, the Irish Exchange and/or the London Stock Exchange, the Directors shall allow dealings in such shares to take place on an open and proper basis; or

          (ii) the transfer of a share to or by a minor or person of unsound mind or any renunciation of a share to any such person.


     (b) The Directors may also refuse to register any instrument of transfer unless it is:-


          (i) lodged at the Office or such other place as the Directors may appoint and is accompanied by the certificate for the shares to which it relates (save where the transferor is a Stock Exchange Nominee) and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer;

          (ii) in respect of one class of share only; and

          (iii)in favour of not more than four transferees.

38.  Procedure on Refusal
     --------------------

     If the Directors refuse to register a transfer then, within two months after the date on which the transfer was lodged with the Company, they shall send to the transferee notice of the refusal.

39.  Closing of Transfer Books
     -------------------------

     The registration of transfers of shares or of transfers of any class of shares may be suspended at such times and for such periods (not exceeding thirty days in each year) as the Directors may determine.

40.  Absence of Registration Fees
     ----------------------------

     No fee shall be charged for the registration of any instrument of transfer or other document relating to or affecting the title to any share.

41.  Retention of Transfer Instruments
     ---------------------------------

     The Company shall be entitled to retain any instrument of transfer which is registered, but any instrument of transfer which the Directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

42.  Renunciation of Allotment
     -------------------------

       Nothing in these Articles shall preclude the Directors from recognising a renunciation of the allotment of any shares by the allottee in favour of some other person.

                      PART VII - TRANSMISSION OF SHARES
                      ---------- ----------------------


43.  Death of Member
     ---------------

     If a member dies the survivor or survivors where he was a joint Holder, and his personal representatives where he was a sole Holder or the only survivor of joint Holders, shall be the only persons recognised by the Company as having any title to his interest in the shares; but nothing herein contained shall release the estate of a deceased member from any liability in respect of any share which had been jointly held by him.

44.  Transmission on Death or Bankruptcy
     -----------------------------------

     A person becoming entitled to a share in consequence of the death or bankruptcy of a member may elect, upon such evidence being produced as the Directors may properly require, either to become the Holder of the share or to have some person nominated by him registered as the transferee. If he elects to become the Holder he shall give notice to the Company to that effect. If he elects to have another person registered he shall execute an instrument of transfer of the share to that person. All of these Articles relating to the transfer of shares shall apply to the notice or instrument of transfer as if it were an instrument of transfer executed by the member and the death or bankruptcy of the member had not occurred.

45.  Rights before Registration
     --------------------------

     A person becoming entitled to a share by reason of the death or bankruptcy of a member (upon supplying to the Company such evidence as the Directors may reasonably require to show his title to the share) shall have the rights to which he would be entitled if he were the Holder of the share, except that, before being registered as the Holder of the share, he shall not be entitled in respect of it to attend or vote at any meeting of the Company or at any separate meeting of the Holders of any class of shares in the Company, so, however, that the Directors, at any time, may give notice requiring any such person to elect either to be registered himself or to transfer the share and, if the notice is not complied with within ninety days, the Directors thereupon may withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.


                    PART VIII - ALTERATION OF SHARE CAPITAL
                    ----------- ---------------------------

46.  Increase of Capital
     -------------------

     (a) The Company may from time to time by ordinary resolution increase the share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

     (b) Except so far as otherwise provided by the conditions of issue or by these Articles, any capital raised by the creation of new shares shall be considered part of the pre-existing ordinary capital and shall be subject to the provisions herein contained with reference to calls and instalments, transfer and transmission, forfeiture, lien and otherwise.

47.  Consolidation, Sub-Division and Cancellation of Capital
     -------------------------------------------------------

     The Company may, by ordinary resolution:-

     (a) consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

     (b) subject to the provisions of the Acts, subdivide its shares, or any of them, into shares of smaller amount, so however that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived (and so that the resolution whereby any share is sub-divided may determine that, as between the Holders of the shares resulting from such sub-division, one or more of the shares may have, as compared with the others, any such preferred, deferred or other rights or be subject to any such restrictions as the Company has power to attach to unissued or new shares); or

     (c) cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and reduce the amount of its authorised share capital by the amount of the shares so cancelled.

48.  Fractions on Consolidation
     --------------------------

     Subject to the provisions of these Articles, whenever as a result of a consolidation of shares any members would become entitled to fractions of a share, the Directors may, on behalf of those members, sell the shares representing the fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale in due proportion among those members (save that the Directors may in such event determine that amounts of US$3 or less shall not be so distributed but shall be retained for the benefit of the Company) and the Directors may authorise some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

49.  Reduction of Capital
     --------------------

     The Company may, by special resolution, reduce its share capital, any capital redemption reserve fund or any share premium account in any manner and with, and subject to, any incident authorised, and consent required, by law.


                           PART IX - GENERAL MEETINGS
                           --------- ----------------

50.  Annual General Meetings
     -----------------------

     The Company shall hold in each year a general meeting as its annual general meeting in addition to any other meeting in that year and shall specify the meeting as such in the notices calling it. Pursuant to the Acts, at least twenty-one Clear Days prior to each annual general meeting, a printed copy of the Directors' and Auditors' reports, accompanied by the balance sheet (including every document required by law to be annexed thereto) of the Company, shall be sent to every member of the Company.

51.  Extraordinary General Meetings
     ------------------------------

     All general meetings other than annual general meetings shall be called extraordinary general meetings.

52.  Convening General Meetings
     --------------------------

     The Directors may convene general meetings. Extraordinary general meetings may also be convened on such requisition, or in default may be convened by such requisitionists, and in such manner as may be provided by the Acts. If at any time there are not within the State sufficient Directors capable of acting to form a quorum, any Director or any two members of the Company may convene an extraordinary general meeting in the same manner as nearly as possible as that in which general meetings may be convened by the Directors.

53.  Notice of General Meetings
     --------------------------

     (a) Subject to the provisions of the Acts allowing a general meeting to be called by shorter notice, an annual general meeting and an extraordinary general meeting called for the passing of a special resolution shall be called by at least twenty-one Clear Days' notice and all other extraordinary general meetings shall be called by at least fourteen Clear Days' notice.

     (b) Any notice convening a general meeting shall specify the time and place of the meeting and the general nature of that business. It shall also give particulars of any Directors who are to retire by rotation or otherwise at the meeting and of any persons who are recommended by the Directors for appointment or re-appointment as Directors at the meeting, or in respect of whom notice has been duly given to the Company of the intention to propose them for appointment or re-appointment as Directors at the meeting. Subject to any restrictions imposed on any shares, the notice shall be given to all the members, to all persons entitled to a share by reason of the death or bankruptcy of a member and to the Directors and the Auditors.


     (c) The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.


                    PART X - PROCEEDINGS AT GENERAL MEETINGS
                    -------- -------------------------------

54.  Quorum for General Meetings
     ---------------------------

     (a) No business other than the appointment of a chairman shall be transacted at any general meeting unless a quorum of members is present at the time when the meeting proceeds to business. Except as provided in relation to an adjourned meeting, three persons entitled to vote upon the business to be transacted, each being a member or a proxy for a member or a duly authorised representative of a corporate member, shall be a quorum.


     (b) If such a quorum is not present within half an hour from the time appointed for the meeting, or if during a meeting a quorum ceases to be present, the meeting shall stand adjourned to the same day in the next week at the same time and place, or to such time and place as the Directors may determine. If at the adjourned meeting such a quorum is not present within half an hour from the time appointed for the meeting, the meeting, if convened otherwise than by resolution of the Directors, shall be dissolved, but if the meeting shall have been convened by resolution of the Directors, two persons entitled to be counted in a quorum present at the meeting shall be a quorum.


55.  Chairman of General Meetings
     ----------------------------

     (a) The chairman of the board of Directors or, in his absence, the deputy chairman (if any) or, in his absence some other Director nominated by the Directors shall preside as chairman at every general meeting of the Company. If at any general meeting none of such persons shall be present within fifteen minutes after the time appointed for the holding of the meeting and willing to act, the Directors present shall elect one of their number to be chairman of the meeting and, if there is only one Director present and willing to act, he shall be chairman.

     (b) If at any meeting no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for holding the meeting, the members present and entitled to vote shall choose one of the members personally present to be chairman of the meeting.


56.  Directors' and Auditors' Right to Attend General Meetings
     ---------------------------------------------------------

     A Director shall be entitled, notwithstanding that he is not a member, to receive notice of and to attend and speak at any general meeting and at any separate meeting of the Holders of any class of shares in the Company. The Auditors shall be entitled to attend any general meeting and to be heard on any part of the business of the meeting which concerns them as the Auditors.

57.  Adjournment of General Meetings
     -------------------------------

     The chairman, with the consent of a meeting at which a quorum is present, may (and if so directed by the meeting, shall) adjourn the meeting from time to time (or sine die) and from place to place, but no business shall be transacted at any adjourned meeting other than business which might properly have been transacted at the meeting had the adjournment not taken place. Where a meeting is adjourned sine die, the time and place for the adjourned meeting shall be fixed by the Directors. When a meeting is adjourned for fourteen days or more or sine die, at least seven Clear Days' notice shall be given specifying the time and meeting and the general nature of the business to be transacted. Save as aforesaid it shall not be necessary to give any notice of an adjourned meeting.

58.  Determination of Resolutions
     ----------------------------

     At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless before, or on the declaration of the result of, the show of hands a poll is duly demanded. Unless a poll is so demanded a declaration by the Chairman that a resolution has been carried or carried unanimously, or by a particular majority, or lost, or not carried by a particular majority and an entry to that effect in the minutes of the meeting shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution. The demand for a poll may be withdrawn before the poll is taken but only with the consent of the chairman, and a demand so withdrawn shall not be taken to have invalidated the result of a show of hands declared before the demand was made.

59.  Entitlement to Demand Poll
     --------------------------

     Subject to the provisions of the Acts, a poll may be demanded:-

     (a)  by the chairman of the meeting;

     (b) by at least five members present (in person or by proxy) having the right to vote at the meeting;

     (c) by any member or members present (in person or by proxy) representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting; or

     (d) by a member or members present (in person or by proxy) holding shares in the Company conferring the right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right.

60.  Taking of a Poll
     ----------------

     (a) Save as provided in paragraph (b) of this Article, a poll shall be taken in such manner as the chairman directs and he may appoint scrutineers (who need not be members) and fix a time and place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.


     (b) A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken either forthwith or at such time (not being more than thirty days after the poll is demanded) and place as the chairman of the meeting may direct. The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll was demanded. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the meeting shall continue as if the demand had not been made.

     (c) No notice need be given of a poll not taken forthwith if the time and place at which it is to be taken are announced at the meeting at which it is demanded. In any other case at least seven Clear Days' notice shall be given specifying the time and place at which the poll is to be taken.

     (d) On a poll a member entitled to more than one vote need not cast all his votes or cast all the votes which he has in the same way.

61.  Votes of Members
     ----------------

     Votes may be given either personally or by proxy. Subject to any rights or restrictions for the time being attached to any class or classes of shares, on a show of hands every member present in person and every proxy shall have one vote, so, however, that no individual shall have more than one vote, and on a poll every member shall have one vote for every share carrying voting rights of which he is the Holder.

62.  Chairman's Casting Vote
     -----------------------

     Where there is an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall be entitled to a casting vote in addition to any other vote he may have.

63.  Voting by Joint Holders
     -----------------------

     Where there are joint Holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, in respect of such share shall be accepted to the exclusion of the votes of the other joint Holders; and for this purpose seniority shall be determined by the order in which the names of the Holders stand in the Register in respect of the share.

64.  Voting by Incapacitated Holders
     -------------------------------

     A member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction (whether in the State or elsewhere) in matters concerning mental disorder, may vote, whether on a show of hands or on a poll, by his committee, receiver, guardian or other person appointed by that court and any such committee, receiver, guardian or other person may vote by proxy on a show of hands or on a poll. Evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote shall be deposited at the Office or at such other place as is specified in accordance with these Articles for the deposit of instruments of proxy, not less than forty-eight hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised and in default the right to vote shall not be exercisable.

65.  Default in Payment of Calls
     ---------------------------

     Unless the Directors otherwise determine, no member shall be entitled to vote at any general meeting or any separate meeting of the Holders of any class of shares in the Company, either in person or by proxy, or to exercise any privilege as a member in respect of any share held by him unless all moneys then payable by him in respect of that share have been paid.

66.  Time for Objection to Voting
     ----------------------------

     No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is tendered and every vote not disallowed at such meeting shall be valid. Any such objection made in due time shall be referred to the chairman of the meeting whose decision shall be final and conclusive.

67.  Bodies Corporate Acting by Representatives
     ------------------------------------------

     Any body corporate which is a member of the Company may by resolution of its Directors or other governing body authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company.

68.  Appointment of Proxy
     --------------------

     (a) Every member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his behalf. The instrument appointing a proxy shall be in writing in any usual form or in any other form which the Directors may approve and shall be executed by or on behalf of the appointor. The signature on such instrument need not be witnessed. A body corporate may execute a form of proxy under its common seal or under the hand of a duly authorised officer thereof. A proxy need not be a member of the Company. A member may appoint separate proxies to attend on the same occasion in respect of separate shares held by him.

     (b) The Directors may send, at the expense of the Company, by post or otherwise, to the members instruments of proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.


69.  Deposit of Proxy Instruments
     ----------------------------

     The instrument appointing a proxy and any authority under which it is executed or a copy, certified notarially or in some other way approved by the Directors, shall be deposited at the Office or (at the option of the member) at such other place or places (if any) as may be specified for that purpose in or by way of note to the notice convening the meeting not less than forty-eight hours before the time appointed for the holding of the meeting or adjourned meeting, or such lesser time as the Directors may from time to time deem appropriate, or (in the case of a poll taken otherwise than at or on the same day as the meeting or adjourned meeting) for the taking of the poll at which it is to be used, and in default shall not be treated as valid. Provided that:-

     (a) in the case of a meeting which is adjourned to, or a poll which is to be taken on, a date which is less than seven days after the date of the meeting which was adjourned or at which the poll was demanded, it shall be sufficient if the instrument of proxy and any such authority and certification thereof as aforesaid is lodged with the Secretary at the commencement of the adjourned meeting or the taking of the poll;

     (b) an instrument of proxy relating to more than one meeting (including any adjournment thereof) having once been so delivered for the purposes of any meeting shall not require to be delivered again for the purposes of any subsequent meeting to which it relates; and


     (c) the Secretary may accept proxy forms submitted by telefax provided such telefaxes are received, to the satisfaction of the Secretary, in clear and legible form not less than forty-eight hours, or such lesser time as the Directors deem appropriate as aforesaid, before the time appointed as aforesaid.

70.  Effect of Proxy Instruments
     ---------------------------

     Deposit of an instrument of proxy in respect of a meeting shall not preclude a member from attending and voting at the meeting or at any adjournment thereof. The instrument appointing a proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates.

71.  Effect of Revocation of Proxy or of Authorisation
     -------------------------------------------------

     A vote given or poll demanded in accordance with the terms of an instrument of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the instrument of proxy or of the authority under which the instrument of proxy was executed or of the resolution authorising the representative to act or the transfer of the share in respect of which the instrument of proxy or the authorisation of the representative to act was given, unless notice in writing of any such death, insanity, revocation, termination or transfer was (x) received by the Company at the Office or at such other place or one of such other places (if any), at which the instrument of proxy could have been duly deposited or transmitted by telefax in respect of such meeting, in any such case not later than the close of business (local time) at the place where it was so received on the day before the meeting to which it relates, (y) handed to the chairman of the meeting or the Secretary at the place of the meeting or adjourned meeting at which the vote is to be given or poll demanded, before the commencement of such meeting or adjourned meeting, or
     (z) in the case of a poll taken otherwise than on the same day as the meeting or adjourned meeting, handed to the chairman of the meeting or the Secretary at the place, and prior to the time, appointed for the taking of the poll.


                              PART XI - DIRECTORS
                              --------- ---------

72.  Number of Directors
     -------------------

     The number of Directors shall not be subject to any maximum.

73.  Share Qualification
     -------------------

     A Director shall not require a share qualification.

74.  Ordinary Remuneration of Directors
     ----------------------------------

     The ordinary remuneration of the Directors shall be determined from time to time by an ordinary resolution of the Company and shall be divisible (unless such resolution shall provide otherwise) among the Directors as they may agree, or, failing agreement, equally, except that any Director who shall hold office for part only of the period in respect of which such remuneration is payable shall be entitled only to rank in such division for a proportion of the remuneration related to the period during which he has held office.

75.  Special Remuneration of Directors
     ---------------------------------

     Any Director who holds any executive office (including for this purpose the office of Chairman or Deputy Chairman) or who serves on any committee, or who otherwise performs services which in the opinion of the Directors are outside the scope of the ordinary duties of a Director, may be paid such extra remuneration by way of salary, commission or otherwise as the Directors may determine.

76.  Expenses of Directors
     ---------------------

     The Directors may be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors or general meetings or separate meetings of the Holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties.

77.  Alternate Directors
     -------------------

     (a) Any Director may appoint by writing under his hand any person (including another Director) to be his alternate provided always that no such appointment of a person other than a Director as an alternate shall be operative unless and until such appointment shall have been approved by resolution of the Directors.

     (b) An alternate Director shall be entitled to receive notices of all meetings of the Directors and of all meetings of committees of Directors of which his appointor is a member, to attend and vote at any such meeting at which the Director appointing him is not personally present and in the absence of his appointor to exercise all the powers, rights, duties and authorities of his appointor as a Director (other than the right to appoint an alternate hereunder).

     (c) Save as otherwise provided in these Articles, an alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for his own acts and defaults and he shall not be deemed to be the agent of the Director appointing him. The remuneration of any such alternate Director shall be payable out of the remuneration paid to the Director appointing him and shall consist of such portion of the last mentioned remuneration as shall be agreed between the alternate and the Director appointing him.

     (d) A Director may revoke at any time the appointment of any alternate appointed by him. If a Director shall die or cease to hold the office of Director the appointment of his alternate shall thereupon cease and determine but if a

          Director retires by rotation or otherwise but is re-appointed or deemed to have been re-appointed at the meeting at which he retires, any appointment of an alternate Director made by him which was in force immediately prior to his retirement shall continue after his re-appointment.

     (e) Any appointment or revocation by a Director under this Article shall be effected by notice in writing given under his hand to the Secretary or deposited at the Office or in any other manner approved by the Directors.


                         PART XII - POWERS OF DIRECTORS
                         ---------- -------------------

78.  Directors' Powers
     -----------------

     Subject to the provisions of the Acts, the Memorandum of Association of the Company and these Articles and to any directions by the members given by ordinary resolution, not being inconsistent with these Articles or with the Acts, the business of the Company shall be managed by the Directors who may do all such acts and things and exercise all the powers of the Company as are not by the Act or by these Articles required to be done or exercised by the Company in general meeting. No alteration of the memorandum of association of the Company or of these Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Article shall not be limited by any special power given to the Directors by these Articles and a meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

79.  Power to Delegate
     -----------------

     Without prejudice to the generality of the last preceding Article, the Directors may delegate any of their powers and discretions to any managing Director or any other Director holding any other executive office or to any committee consisting of one or more Directors together with such other persons (if any) as may be appointed to such committee by the Directors provided that a majority of the members of each committee appointed by the Directors shall at all times consist of Directors and that no resolution of any such committee shall be effective unless a majority of the members of the committee present at the meeting at which it was passed are Directors. The power or discretion which may be delegated to any such committee shall include (without limitation) any powers and discretions whose exercise involves or may involve the payment of remuneration to, or the conferring of any other benefit on, all or any of the Directors). Any such delegation may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and may be revoked. Subject to any such conditions, the proceedings of a committee with two or more members shall be governed by the provisions of these Articles regulating the proceedings of Directors so far as they are capable of applying.

80.  Appointment of Attorneys
     ------------------------

     The Directors may, from time to time and at any time by power of attorney, appoint any company, firm or person or fluctuating body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit. Any such power of attorney may contain such provisions for the protection of persons dealing with any such attorney as the Directors may think fit and may authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him.

81.  Local Management
     ----------------

     Without prejudice to the generality of the immediately preceding Article, the Directors may establish any committees, local boards or agencies for managing any of the affairs of the Company, either in the State or elsewhere, and may appoint any persons to be members of such committees, local boards or agencies and may fix their remuneration and may delegate to any committee, local board or agent any of the powers, authorities and discretions vested in the Directors with power to sub-delegate and any such appointment or delegation may be made upon such terms and subject to such conditions as the Directors may think fit, and the Directors may remove any person so appointed, and may annul or vary any such delegation, but no person dealing in good faith with any such committee, local board or agency, without notice of any such removal, annulment or variation shall be affected thereby.

82.  Borrowing Powers
     ----------------

     (a) The Directors may exercise all the powers of the Company to borrow or raise money and to mortgage or charge its undertaking, property, assets, and uncalled capital or any part thereof subject to Part III of the 1983 Act and to issue debentures, debenture stock and other securities whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party, without any limitation as to amount.

     (b) The Directors may borrow, raise or secure the repayment of such monies in such manner and upon such terms and conditions in all respects as they think fit, and in particular by the issue of bonds, perpetual or redeemable debentures or debenture stock, loan stock, or any mortgage, charge or other security on the undertaking or the whole or any part of the property of the Company (both present and future) including its uncalled capital.


     (c) Debentures, debenture stock and other securities may be made assignable free from any equities between the Company and the person to whom the same may be issued. Subject to the provisions of the Acts, any debentures, debenture stock, bonds or other securities may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, drawings, allotment of shares, attending and voting at general meetings of the Company, appointment of Directors or otherwise.

     PART XIII - APPOINTMENT, RETIREMENT AND DISQUALIFICATION OF DIRECTORS
     ----------- ---------------------------------------------------------

83.  Retirement by Rotation
     ----------------------

     (a) Each Director (including a Director holding office at the date of adoption of these Articles) shall be required to submit himself or herself for re-election at every third annual general meeting after the last annual general meeting at which he or she was appointed or re-elected (as the case may be).

     (b) At each annual general meeting of the Company, in addition and without prejudice to the provisions of Article 86(b), one-third of the Directors who are subject to retirement by rotation, or if their number is not three or a multiple of three then the number nearest to one-third (or such greater number of Directors as shall be required to comply with the provisions of paragraph (a)), shall retire from office.

     (c) Subject as aforesaid the Directors, (including any Directors holding executive office pursuant to these Articles) to retire by rotation shall be those who have been longest in office since their last appointment or reappointment but as between persons who became or were last re-appointed Directors on the same day those to retire shall be determined (unless they otherwise agree among themselves) by lot.

     (d) A Director who retires at an annual general meeting may be re-appointed, if willing to act. If he is not re-appointed (or deemed to be re-appointed pursuant to these Articles) he shall retain office until the meeting appoints someone in his place or, if it does not do so, until the end of the meeting.

84.  Deemed Reappointment
     --------------------

       If the Company, at the meeting at which a Director retires by rotation, does not fill the vacancy the retiring Director, if willing to act, shall be deemed to have been re-appointed, unless at the meeting it is resolved not to fill the vacancy or a resolution for the reappointment of the Director is put to the meeting and lost.

85.  Eligibility for Appointment
     ---------------------------

     No person other than a Director retiring by rotation or retiring pursuant to paragraph (b) of the Article immediately following this Article, shall be appointed a Director at any general meeting unless he is recommended by the Directors or not less than seven nor more than forty two Clear Days before the date appointed for the meeting notice executed by a member qualified to vote at the meeting has been given to the Company of the intention to propose that person for appointment stating the particulars which would, if he were so appointed, be required to be included in the Company's register of

     Directors together with a notice executed by that person of his willingness to be appointed.

86.  Appointment of Additional Directors
     -----------------------------------

     (a) The Company may, by ordinary resolution, appoint a person to be a Director either to fill a vacancy or as an additional Director and may also determine the rotation in which any additional Directors are to retire.

     (b) The Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director. A Director so appointed shall hold office only until the next following annual general meeting and shall not be taken into account in determining the Directors who are to retire by rotation at the meeting.

87.  Disqualification of Directors
     -----------------------------

     The office of a Director shall be vacated ipso facto if:-

     (a) he ceases to be a Director by virtue of any provision of the Acts or he becomes prohibited or disqualified by law from being a Director or, unless his co-Directors otherwise resolve, he becomes restricted pursuant to Part VII of the 1990 Act;


     (b) he becomes bankrupt or makes any arrangement or composition with his creditors generally;

     (c) in the opinion of a majority of his co-Directors, he becomes incapable by reason of mental disorder of discharging his duties as a Director;

     (d) (without committing a breach of any contract between him and the Company) he resigns his office by notice to the Company;

     (e) he is convicted of an indictable offence and the Directors determine that as a result of such conviction he should cease to be a Director;

     (f) he shall have been absent for more than six consecutive months without permission of the Directors from meetings of the Directors held during that period and his alternate Director (if any) shall not have attended any such meeting in his place during such period, and the Directors pass a resolution that by reason of such absence he has vacated office;

     (g) he is required in writing by all his co-Directors to resign, but so that if he holds an appointment to an executive office which thereby automatically determines such removal shall be deemed an act of the Company and shall have effect without prejudice to any claim for damages for breach of any contract of service between him and the Company; or

     (h)  his office as Director is terminated pursuant to Article 89(e).


                  PART XIV - DIRECTORS' OFFICES AND INTERESTS
                  ---------- --------------------------------

88.  Executive Offices
     -----------------

     (a) The Directors may appoint one or more of their body to the office of Managing Director or Joint Managing Director or to any other executive office under the Company (including, where considered appropriate, the office of Chairman) on such terms and for such period as they may determine and, without prejudice to the terms of any contract entered into in any particular case, may at any time revoke any such appointment.

     (b) A Director holding any such executive office shall receive such remuneration, whether in addition to or in substitution for his ordinary remuneration as a Director and whether by way of salary, commission, participation in profits or otherwise or partly in one way and partly in another, as the Directors may determine.

     (c) The appointment of any Director to the office of Chairman or Managing or Joint Managing Director shall determine automatically if he ceases to be a Director but without prejudice to any claim for damages for breach of any contract of service between him and the Company.

     (d) The appointment of any Director to any other executive office shall not determine automatically if he ceases from any cause to be a Director unless the contract or resolution under which he holds office shall expressly state otherwise, in which event such determination shall be without prejudice to any claim for damages for breach of any contract of service between him and the Company.

     (e) A Director may hold any other office or place of profit under the Company (except that of Auditor) in conjunction with his office of Director, and may act in a professional capacity to the Company, on such terms as to remuneration and otherwise as the Directors shall arrange.


89.  Directors' Interests
     --------------------

     (a) Subject to the provisions of the Acts, and provided that he has disclosed to the Directors the nature and extent of any material interest of his, a Director notwithstanding his office:-

          (i) may be a party to, or otherwise interested in, any transaction or arrangement with the Company or any subsidiary or associated company thereof or in which the Company or any subsidiary or associated company thereof is otherwise interested;

          (ii) may be a Director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company or any subsidiary or associated company thereof is otherwise interested; and

          (iii)shall not, by reason of his office, be accountable, to the Company for any benefit which he derives from any such office or employment or from any such transaction or arrangement or from any interest in any such body corporate;

          and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

     (b) Subject to the provisions of the Acts, no Director or intending Director shall be disqualified by his office from contracting with the Company either as vendor, purchaser or otherwise, nor shall any such contract or any contract or arrangement entered into by or on behalf of the other company in which any Director shall be in any way interested be avoided nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established. The nature of a Director's interest must be declared by him at the meeting of the Directors at which the question of entering into the contract or arrangement is first taken into consideration, or if the Director was not at the date of that meeting interested in the proposed contract or arrangement, at the next meeting of the Directors held after he became so interested, and in a case where the Director becomes interested in a contract or arrangement after it is made at the first meeting of the Directors held after he becomes so interested.

     (c) A copy of every declaration made and notice given under this Article shall be entered within three days after the making or giving thereof in a book kept for this purpose. Such book shall be open for inspection without charge by any Director, Secretary, Auditor or member of the Company at the Office and shall be produced at every general meeting of the Company and at any meeting of the Directors if any Director so requests in sufficient time to enable the book to be available at the meeting.

     (d)  For the purposes of this Article:-

          (i) a general notice given to the Directors that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified; and

          (ii) an interest of which a Director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

     (e) If a Director of the Company at any time has or acquires a Conflicting Interest, the Director shall, as soon as practicable, give notice to the Directors of that Conflicting Interest and shall from time to time while he retains such Conflicting Interest advise the Director of any matters relating thereto which may conflict with the interests of the Company.

          (i) While a Director has a Conflicting Interest his position as Director may be terminated at any time by resolution of a majority of his co-directors whereupon he shall be deemed to have vacated office provided always that prior to passing such a resolution, the Directors in question shall be given a reasonable time to dispose of or divest himself of the Conflicting Interest.

          (ii) For the purposes hereof a Conflicting Interest shall mean:-

               A. being a director of a company or being a partner in a partnership or other business venture which is in competition with or likely to compete with the Company or its subsidiaries in a material business conducted by the Company or its subsidiaries (a "Competing Entity");

               B. having a shareholding or other entitlement in a Competing Entity represents more than 1% of such Competing Entity;

               C.   being an employee of a Competing Entity;

               and shall include a spouse and/or minor child having any such interest such that such Conflicting Interest shall be deemed to be a Conflicting Interest of the Director in question and any determination by the Directors (other than the Director with the Conflicting Interest) that, based on their reasonable opinion, the Director in question has a Conflicting Interest, such determination shall be final and binding on the Director in question.

90.  Restriction on Directors' Voting
     --------------------------------

     (a) Save as otherwise provided by these Articles, a Director shall not vote at a meeting of the Directors or a committee of Directors on any resolution concerning a matter in which he has, directly or indirectly, an interest which is material or a duty which conflicts or may conflict with the interests of the Company. A Director shall not be counted in the quorum present at a meeting in relation to any such resolution on which he is not entitled to vote.

     (b) Notwithstanding the provisions of paragraph (a) above, a Director shall (in the absence of some other material interest than is indicated below) be entitled to vote (and be counted in the quorum) in respect of any resolutions concerning any of the following matters, namely:-

          (i) the giving of any security, guarantee or indemnity to him in respect of money lent by or obligations incurred by him at the request of or for the benefit of the Company or any of its subsidiary or associated companies;

          (ii) the giving of any security, guarantee or indemnity to a third party in respect of a debt or obligation of the Company or any of its subsidiary or associated companies for which he himself has assumed responsibility in whole or in part and whether alone or jointly with others under a guarantee or indemnity or by the giving of security;

          (iii)any proposal concerning any offer of shares or debentures or other securities of or by the Company or any of its subsidiary or associated companies for subscription, purchase or exchange in which offer he is entitled to participate as a holder of securities or is to be interested as a participant in the underwriting or sub- underwriting thereof;

          (iv) any proposal concerning any other company in which he is interested, directly or indirectly and whether as an officer or shareholder or otherwise howsoever, provided that he is not the holder of or has an interest in 1% or more of (x) the issued shares of any class of such company, or (y) of the voting rights available to members of such company (or of a third company through which his interested is derived), any such interest being deemed for the purposes of this Article to be a material interest in all circumstances;

          (v) any proposal relating to a superannuation fund or retirement, death or disability benefits scheme under which he may benefit in a manner similar to the benefits awarded to other employees to whom the scheme relates and which has been approved by or is subject to and conditional upon approval for taxation purposes by the appropriate revenue authorities;

          (vi) any proposal relating to any scheme for enabling employees (including full time executive Directors) of the Company and/or any subsidiary or associated company thereof to acquire shares in the Company or any of its subsidiary or associated companies under which he benefits or may benefit in a manner similar to the benefits awarded to other employees to whom the scheme relates or which has been approved by or is subject to and is conditional upon approval for taxation purposes by the appropriate Revenue authorities; or

          (vii)any proposal concerning insurance which the Company proposes to maintain or purchase for the benefit of Directors or for the benefit of persons including the Directors.

     (c) Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment) of two or more Directors to offices or employments with the Company or any company in which the Company is interested, such proposals may be divided and considered in relation to each Director separately and in such case each of the Directors concerned (if not debarred from voting under sub-paragraph (b)(iv) of this Article) shall be entitled to vote (and be counted in the quorum) in respect of each resolution except that concerning his own appointment.

     (d) If a question arises at a meeting of Directors or of a committee of Directors as to the materiality of a Director's interest or as to the right of any Director to vote and such question is not resolved by his voluntarily agreeing to abstain from voting, such question may be referred, before the conclusion of the meeting, to the chairman of the meeting and his ruling in relation to any Director other than himself shall be final and conclusive.

     (e) The Company by ordinary resolution may suspend or relax the provisions of this Article to any extent or ratify any transaction not duly authorised by reason of a contravention of this Article.

     (f) For the purposes of this Article, an interest of a person who is connected with a Director, within the meaning of Section 26 of the 1990 Act shall be treated as an interest of the Director and in relation to an alternate Director, an interest of his appointor shall be treated as an interest of the alternate Director without prejudice to any interest which the alternate Director otherwise has. A shareholding in, or interest in debentures or other securities of, the Company of a Director or of a person who is connected with a Director within the meaning of Section 26 of the 1990 Act, shall not be deemed to be a material interest for the purposes of this Article.

91.  Entitlement to Grant Pensions
     -----------------------------

     The Directors may provide benefits, whether by way of pensions, gratuities or otherwise, for any Director, former Director or other officer or former officer of the Company or to any person who holds or has held any employment with the Company or with any body corporate which is or has been a subsidiary or associated company of the Company or a predecessor in business of the Company or of any such subsidiary or associated company and to any member of his family or any person who is or was dependent on him and may set up, establish, support, alter, maintain and continue any scheme for providing all or any such benefits and for such purposes any Director accordingly may be, become or remain a member of, or rejoin, any scheme and receive or retain for his own benefit all benefits to which he may be or become entitled thereunder. The Directors may pay out of the funds of the Company any premiums, contributions or sums payable by the Company under the provisions of any such scheme in respect of any of the persons or class of persons above referred to who are or may be or become members thereof.


                       PART XV - PROCEEDINGS OF DIRECTORS
                       --------- ------------------------

92.  Convening and Regulation of Directors' Meetings
     -----------------------------------------------

     (a) Subject to the provisions of these Articles, the Directors may regulate their proceedings as they think fit. A Director may, and the Secretary at the request of a Director shall, call a meeting of the Directors. Any Director may waive notice of any meeting and any such waiver may be retrospective. If the Directors so resolve, it shall not be necessary to give notice of a meeting of Directors to any Director or alternate Director who, being a resident of the State, is for the time being absent from the State.

     (b) Notice of a meeting of the Directors shall be deemed to be duly given to a Director if it is given to him personally or by word of mouth or sent in writing by delivery, post, cable, telegram, telex, telefax, electronic mail or any other means of communication approved by the Directors to him at his last known address or any other address given by him to the Company for this purpose.


93.  Quorum for Directors' Meetings
     ------------------------------

     (a) The quorum for the transaction of the business of the Directors may be fixed by the Directors and unless so fixed at any other number shall be two. A person who holds office only as an alternate Director shall, if his appointor is not present, be counted in the quorum but notwithstanding that such person may act as alternate Director for more than one Director he shall not count as more than one for the purposes of determining whether a quorum is present.


     (b) The continuing Directors or a sole Director may act notwithstanding any vacancies in their number but, if the number is less than the number fixed as the quorum, they may act only for the purpose of filling vacancies or calling a general meeting.


94.  Voting at Directors' Meetings
     -----------------------------

     (a) Questions arising at any meeting of Directors shall be decided by a majority of votes. Where there is an equality of votes, the chairman of the meeting shall have a second or casting vote. A Director who is also an alternate Director for one or more Directors shall be entitled in the absence of any such appointor from a meeting to a separate vote at such meeting on behalf of each such appointor in addition to his own vote.

     (b) Subject as hereinafter provided, each Director present and voting shall have one vote and in addition to his own vote shall be entitled to one vote in respect of each other Director not present at the meeting who shall have authorised him in respect of such meeting to vote for such other Director in his absence. Any such authority may relate generally to all meetings of the Directors or to any specified meeting or meetings and must be in writing and may be sent by delivery, post, cable, telegram, telex, telefax, electronic mail or any other means of communication approved by the Directors and may bear a printed or facsimile signature of the Director giving such authority. The authority must be delivered to the Secretary for filing prior to or must be produced at the first meeting at which a vote is to be cast pursuant thereto provided that no Director shall be entitled to any vote at a meeting on behalf of another Director pursuant to the paragraph if the other Director shall have appointed an alternate Director and that alternate Director is present at the meeting at which the Director proposes to vote pursuant to this paragraph.

95.  Telecommunication Meetings
     --------------------------

     Any Director or alternate Director may participate in a meeting of the Directors or any committee of the Directors by means of conference telephone or other telecommunications equipment by means of which all persons participating in the meeting can hear each other speak and such participation in a meeting shall constitute presence in person at the meeting.

96.  Chairman of Board of Directors.
     -------------------------------

     (a) The Directors may appoint one or more of their body to the office of Chairman and/or Deputy Chairman on such terms and for such period as they may determine and, without prejudice to the terms of any contract entered into in any particular case, may at any time revoke any such appointment. The appointment of any Director to the office of Chairman or Deputy Chairman shall automatically determine if he ceases to be a Director.

     (b) Subject to any appointment to the office of Chairman made pursuant to these Articles, the Directors may elect a chairman of their meetings and determine the period for which he is to hold office, but if no such chairman is elected or if at any meeting the chairman is unwilling to act or is not present within five minutes after the time appointed for holding the same the Directors present may choose one of their number to be chairman of the meeting.


97.  Validity of Acts of Directors
     -----------------------------

     All acts done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified from holding office or had vacated office, shall be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director and had been entitled to vote.

98.  Directors' Resolutions and Other Documents in writing
     -----------------------------------------------------

     A resolution or other document in writing signed by all the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors shall be as valid as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held and may consist of several documents in the like form each signed by one or more Directors, but such resolution or other document or documents signed by an alternate Director need not also be signed by his appointor and, if it is signed by a Director who has appointed an alternate Director, it need not be signed by the alternate Director in that capacity. A document signed by a Director of which a facsimile copy is transmitted to the Company at its offices shall be regarded as being signed by the Director concerned.

                            PART XVI - THE SECRETARY
                            ---------- -------------

99.  Appointment of Secretary
     ------------------------

     Subject to the provisions of the Acts, the Secretary shall be appointed by the Directors for such term, at such remuneration and upon such conditions as they may think fit and any Secretary so appointed may be removed by them.

100. Assistant or Acting Secretary
     -----------------------------

     The Directors, at any time and from time to time, may appoint one or more assistant or deputy secretaries and any provision in these Articles requiring or authorising a thing to be done or determination to be made by or to the Secretary shall be satisfied by its being done by or to or made by any such assistant or deputy assistant.

101. Person acting as Director and Secretary
     ---------------------------------------

     Any provisions of these Acts or of these regulations requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

                              PART XVII - THE SEAL
                              ----------- --------

102. Use of Seal
     -----------

     The Directors shall ensure that the Seal (including any official securities seal kept pursuant to the Acts) shall be used only by the authority of the Directors or of a committee authorised by the Directors.

103. Signature of Sealed Instruments
     -------------------------------

     Every instrument to which the Seal shall be affixed shall be signed by a Director and shall also be signed by the Secretary or by a second Director or by some other person appointed by the Directors for the purpose save that as regards any certificates for shares or debentures or other securities of the Company the Directors may by resolution determine, either generally or in any particular case (and subject to such restrictions as the Directors may determine), that such signatures or either of them shall be dispensed with, printed thereon or affixed thereto by some method or system of mechanical signature.

104. Seal for Use Abroad
     -------------------

     The Company may exercise the powers conferred by the Acts with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

                      PART XVIII - DIVIDENDS AND RESERVES
                      ------------ ----------------------

105. Declaration of Dividends
     ------------------------

     Subject to the provisions of the Acts, the Company by ordinary resolution may declare dividends in accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the Directors.

106. Interim and Fixed Dividends
     ---------------------------

     Subject to the provisions of the Acts, the Directors may from time to time pay to the members interim dividends if it appears to them that they are justified by the profits of the Company available for distribution. If the share capital is divided into different classes, the Directors may pay interim dividends on shares which confer deferred or non-preferred rights with regard to dividend as well as on shares which confer preferential rights with regard to dividend, but subject always to any restrictions for the time being in force (whether under these Articles, under the terms of issue of any shares or under any agreement to which the Company is a party, or otherwise howsoever), relating to the application, or the priority of application, of the Company's profits available for distribution or to the declaration, or as the case may be the payment of dividends by the Company and no interim dividend shall be paid on shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrear. Subject as aforesaid, the Directors may also pay at intervals settled by them any dividend payable at a fixed rate if it appears to them that the profits available for distribution justify the payment. Provided the Directors act in good faith they shall not incur any liability to the Holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on any shares having deferred or non-preferred rights.

107. Reserves
     --------

     The Directors may before recommending any dividend, whether preferential or otherwise, carry to reserve out of the profits of the Company such sums as they think proper. All sums standing to a reserve may be applied from time to time, at the discretion of the Directors for any purpose to which the profits of the Company may be properly applied and pending such application may, at the like discretion, either be employed in the business of the Company or invested in such investments as the Directors may lawfully determine. The Directors may divide the reserve into such special funds as they think fit and may consolidate into one fund any special funds or any parts of any special funds into which the reserve may have been divided as they may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

108. Issue of Ordinary Shares in Lieu of Cash Dividend
     -------------------------------------------------

     The Directors may, subject to approval by the Company by ordinary resolution (and provided that an adequate number of unissued Ordinary Shares are available for the purpose), offer holders of Ordinary Shares the right, prior to or contemporaneously with their announcement of the dividend in question and any related information as to the Company's profits for such financial period or part thereof, to elect to receive in lieu of such dividend (or part thereof) an allotment of additional Ordinary Shares credited as fully paid. In any such case, the following provisions shall apply:-

     (a) The basis of allotment shall be determined by the Directors so that, as nearly as may be considered convenient but subject always to
          Section 27 of the 1983 Act, the value of the additional Ordinary Shares to be allotted in lieu of any amount of cash dividend shall equal the cash amount of the dividend foregone together with, if and to the extent that the Directors shall so determine in respect of any particular dividend payment or payments, all or part of the amount of the tax credit attaching to such dividend. The said basis of allotment may, at the absolute discretion of the Directors, be exclusive of any fractional entitlements or, alternatively, may provide for a rounding up to the nearest number of Ordinary Shares, notwithstanding that the value thereof (as determined in accordance with paragraph (c)) may be greater than the cash amount of the dividend (and, if relevant, the tax credit).

     (b) The value of the Ordinary Shares shall be determined by the Directors by reference where practicable to the price at which the Ordinary Shares are quoted or dealt in (whether directly or indirectly by way of derivative securities) ex the relevant dividend on a Stock Exchange or, in the event that this shall, in the opinion of the Directors, be impracticable, in such manner as the Directors may determine, taking into account, if appropriate, the price at which any recent dealing in the shares of the Company took place.

     (c) The Directors shall give notice in writing to the Holders of Ordinary Shares of any right of election afforded to them and shall send with or following such notice forms of election and specify the procedure to be followed (including, if so permitted, procedures for the retraction of an election), the place or places at which and the latest dates and times by which duly completed forms of election must be lodged in order to be effective (such dates or times to be different only to the extent that it is necessary to allow for the transmission of information to Dublin or for time differences between different places at which such forms may be lodged). Any such notice may be given prior to the general meeting at which approval for the right of election is to be given and subject to such approval being given. Any election by a member will be binding on every successor in title to the shares in respect of which the election is made. The Directors may also issue forms under which Holders of Ordinary Shares may elect to receive Ordinary Shares instead of cash both in respect of future dividends not yet declared or resolved (and accordingly in respect of which the basis of allotment shall not have been determined) and dividends already declared and resolved.

     (d) The cash dividend (or that part of the dividend in respect of which a right of election has been accorded) shall not be payable on any Ordinary Shares in respect of which the share election has been duly exercised (the "Elected Ordinary Shares") and in lieu thereof additional Ordinary Shares (but not any fraction of any Ordinary Share) shall be allotted to the holders of the Elected Ordinary Shares on the basis of allotment determined as aforesaid and for such purpose the Directors shall capitalise, out of such of the sums standing to the credit of reserves (including any share premium account or capital redemption reserve fund) or profit and loss account, as the Directors may determine, a sum equal to the aggregate nominal amount of additional Ordinary Shares to be allotted and premium (if any) on such basis and apply the same in paying up in full the appropriate number of unissued Ordinary Shares for allotment and distribution to and amongst the holders of the Elected Ordinary Shares on such basis. A resolution of the Directors capitalising any part of the reserves or profits hereinbefore mentioned shall have the same effect as if such capitalisation had been declared by a resolution passed at a general meeting of the Company.

     (e) The additional Ordinary Shares so allotted will rank pari passu in all respects with the fully paid Ordinary Shares then in issue save only as regards any rights attaching to such Ordinary Shares by reference to a record date prior to the date of allotment.

     (f) The Directors may do all acts and things considered necessary or expedient to give effect to any such capitalisation with full power for the Directors to make such provisions as they think fit in the case of shares becoming distributable in fractions (including, without limitation, provisions whereby, in whole or in part, the fractional entitlements are disregarded and the benefit of fractional entitlements accrues to the Company rather than to the members concerned). The Directors may authorise any person to enter on behalf of all the members interested into an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned. The Directors may, in their absolute discretion if it shall in their opinion seem expedient, suspend or terminate (whether temporarily or otherwise) such right to elect and may do such acts and things considered necessary or expedient with regard to, or in order to effect, any such suspension or termination.

     (g) Notwithstanding the foregoing, the Directors may at any time prior to payment of the relevant dividend determine, if it appears to them desirable to do so because of a change in circumstances, that the dividend shall be payable wholly in cash and if they so determine, all elections made shall be disregarded. The relevant dividend shall, in any event, be payable wholly in cash if the Ordinary Shares cease to be listed or dealt in on a Stock Exchange at any time prior to the due date of issue of the additional Ordinary Shares or if such listing is suspended and not reinstated at least three business days prior to the date immediately preceding the due date of such issue.

     (h) Notwithstanding anything to the contrary in this Article, the Directors may make such exclusions from any offer of rights of election to Holders of Ordinary Shares as they may think fit in the light of any legal or practical problems under the law of, or the requirements of any regulatory or stock exchange authority in, any territory or jurisdiction and may in particular, on any occasion, determine that rights of election shall not be offered to any Holders of Ordinary Shares who are citizens or residents of any territory where the making or publication of an offer of rights of election or any exercise of rights of election or any purported acceptance of rights of election would or might be unlawful and in such event the provisions aforesaid shall be read and construed subject to such determination.

109. Apportionment of Dividends
     --------------------------

     Except as otherwise provided by the rights attached to shares, all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid. Subject as aforesaid, all dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid; but, if any share is issued on terms providing that it shall rank for dividend as from a particular date, such share shall rank for dividend accordingly. For the purposes of this Article, no amount paid on a share in advance of calls shall be treated as paid on a share.

110. Deductions from Dividends
     -------------------------

     The Directors may deduct from any dividend or other moneys payable to any member in respect of a share any moneys presently payable by him to the Company in respect of that share.

111. Dividends in Specie
     -------------------

     A general meeting declaring a dividend may direct, upon the recommendation of the Directors, that it shall be satisfied wholly or partly by the distribution of assets (and, in particular, of paid up shares, debentures or debenture stock of any other company or in any one or more of such ways) and the Directors shall give effect to such resolution. Where any difficulty arises in regard to the distribution, the Directors may settle the same as they think expedient and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof in order to adjust the rights of all the parties and may determine that cash payments shall be made to any members upon the footing of the value so fixed and may vest any such specific assets in trustees.

112. Payment of Dividends by Post
     ----------------------------

     (a) Any dividend or other moneys payable in respect of any share may be paid by cheque or warrant sent by post to the registered address of the holder or, where there are joint holders, to the registered address of that one of the joint holders who is first named on the Register or to such person and to such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. The Directors may also, in circumstances they consider appropriate, arrange for payment of dividends by electronic funds transfer, bank transfer or by any other method selected by the Directors from time to time, and in such event the debiting of the Company's account in respect of the appropriate amount shall be deemed a good discharge of the Company's obligation in respect of any payment made by any such methods.

     (b) Any dividend or other payment to any particular Holder or Holders may be paid in such currency or currencies, other than US dollars, as may from time to time be determined by the Directors and any such payment shall be made in accordance with such rules and regulations (including, without limitation, in relation to the conversion rate or rates) as may be determined by the Directors in relation thereto.

     (c) Any joint Holder or other person jointly entitled to a share as aforesaid may give receipts for any dividend or other monies payable in respect of the share.

     (d) If on at least three consecutive occasions, cheques, warrants, or transfers in respect of payment of dividends or other monies payable on or in respect of any share have been despatched in accordance with the provisions of this Article but have been returned undelivered or left uncashed during the periods for which they were valid, the Company need not thereafter despatch further cheques, warrants or transfers in payment of dividends or other monies payable on or in respect of the share in question until the member or other person entitled thereto shall have communicated with the Company and supplied in writing to the Secretary an address or account details as appropriate for the purpose.


113. Dividends not to bear Interest
     ------------------------------

     No dividend or other moneys payable in respect of a share shall bear interest against the Company unless otherwise provided by the rights attached to the share.

114. Payment to Holders on a Particular Date
     ---------------------------------------

     Any resolution declaring a dividend on shares of any class, whether a resolution of the Company in general meeting or a resolution of the Directors, may specify that the same may be payable to the persons registered as the Holders of such shares at the close of business on a particular date, notwithstanding that it may be a date prior to that on which the resolution is passed, and thereupon the dividend shall be payable to them in accordance with their respective holdings so registered, but without prejudice to the rights inter se of transferors and transferees of any such shares in respect of such dividend. The provisions of this Article shall apply, mutatis mutandis, to capitalisations to be effected in pursuance of these Articles.

115. Unclaimed Dividends
     -------------------

     Any dividend which has remained unclaimed for twelve years from the date the dividend became due for payment shall, if the Directors so resolve, be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other moneys payable in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

                PART XIX - CAPITALISATION OF PROFITS OR RESERVES
                ---------- -------------------------------------

116. Capitalisation of Distributable Profits and Reserves
     ----------------------------------------------------

     The Company in general meeting may resolve, upon the recommendation of the Directors, that any sum for the time being standing to the credit of any of the Company's reserves (including any capital redemption reserve fund or share premium account) or to the credit of the profit and loss account be capitalised and applied on behalf of the members who would have been entitled to receive that sum if it had been distributed by way of dividend and in the same proportions either in or towards paying up amounts for the time being unpaid on any shares held by them respectively, or in paying up in full unissued shares or debentures of the Company of a nominal amount equal to the sum capitalised (such shares or debentures to be allotted and distributed credited as fully paid up to and amongst such Holders in the proportions aforesaid) or partly in one way and partly in another, so, however, that the only purposes for which sums standing to the credit of the capital redemption reserve fund or the share premium account shall be applied shall be those permitted by the Acts.

117. Capitalisation of Non-Distributable Profits and Reserves
     --------------------------------------------------------

     Without prejudice to any powers conferred on the Directors as aforesaid, the Company in general meeting may resolve, on the recommendation of the Directors, that it is desirable to capitalise any part of the amount for the time being standing to the credit of any of the Company's reserve accounts or to the credit of the profit and loss account which is not available for distribution by applying such sum in paying up in full unissued shares to be allotted as fully paid bonus shares to those members of the Company who would have been entitled to that sum if it were distributable and had been distributed by way of dividend (and in the same proportions) and the Directors shall give effect to such resolution.

118. Implementations of Capitalisation Issues
     ----------------------------------------

     Whenever such a resolution is passed in pursuance of either of the two immediately preceding Articles the Directors shall make all appropriations and applications of the undivided profits resolved to be capitalised thereby and all allotments and issues of fully paid shares or debentures, if any, and generally shall do all acts and things required to give effect thereto with full power to the Directors to make such provisions as they shall think fit for the case of shares or debentures becoming distributable in fractions (and, in particular, without prejudice to the generality of the foregoing, either to disregard such fractions or to sell the shares or debentures represented by such fractions and distribute the net proceeds of such sale to and for the benefit of the Company or to and for the benefit of the members otherwise entitled to such fractions in due proportions) and to authorise any person to enter on behalf of all the members concerned into an agreement with the Company providing for the allotment to them respectively, credited as fully paid up, of any further shares or debentures to which they may become entitled on such capitalisation or, as the case may require, for the payment up by the application thereto of their respective proportions of the profits resolved to be capitalised of the amounts remaining unpaid on their existing shares and any agreement made under such authority shall be binding on all such members.

                               PART XX - NOTICES
                               --------- -------

119. Notices in Writing
     ------------------

     Any notice to be given, served or delivered pursuant to these Articles shall be in writing.

120. Service of Notices
     ------------------

     (a) A notice or document (including a share certificate) to be given, served or delivered in pursuance of these articles may be given to, served on or delivered to any member by the Company:

          (i)  by handing same to him or his authorised agent;

          (ii) by leaving the same at his registered address; or

         (iii) by sending the same by the post in a pre-paid cover addressed to him at his registered address.

     (b) Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(i) or (a)(ii) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the member or his authorised agent, or left at his registered address (as the case may be).

     (c) Where a notice or document is given, served or delivered pursuant to sub-paragraph (a) (iii) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

     (d) Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy or liquidator of a member shall be bound by a notice given as aforesaid if sent to the last registered address of such member, notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such member.

     (e) Without prejudice to the provisions of sub-paragraphs (a) (i) and (ii) of this Article, if at any time by reason of the suspension or curtailment of postal services within the State, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a notice advertised on the same date in at least one national daily newspaper published in the State and one daily newspaper published in the United States of America and such notice shall be deemed to have been duly served on all members entitled thereto at noon on the day on which the said advertisements shall appear. In any such case the Company shall (if or to the extent that in the opinion of the Directors it is practical so to do) send confirmatory copies of the notice through the post to those members whose registered addresses are outside the State or are in areas of the State unaffected by such suspension or curtailment of postal services and if at least ninety-six hours prior to the time appointed for the holding of the meeting the posting of notices to members in the State, or any part thereof which was previously affected, has again in the opinion of the Directors become practical the Directors shall forthwith send confirmatory copies of the notice by post to such members. The accidental omission to give any such confirmatory copy of a notice of a meeting to, or the non-receipt of any such confirmatory copy by, any person entitled to receive the same shall not invalidate the proceedings at the meeting.

     (f) At the option of the Company, and where appropriate means are available, notice may also be served by means of telex, telefax, electronic mail or other such means as may be available.

     (g) Notwithstanding anything contained in this Article the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction or other area other than the State.

     (h) The accidental omission to give any such confirmatory copy of a notice of a meeting to, or the non-receipt of any such confirmatory copy by, any person entitled to receive the same shall not invalidate the proceedings at the meeting.


121. Service on Joint Holders
     ------------------------

     A notice may be given by the Company to the joint Holders of a share by giving the notice to the joint Holder whose name stands first in the Register in respect of the share and notice so given shall be sufficient notice to all the joint Holders.

122. Service on Transfer or Transmission of Shares
     ---------------------------------------------

     (a) Every person who becomes entitled to a share shall be bound by any notice in respect of that share which, before his name is entered in the Register in respect of the share, has been duly given to a person from whom he derives his title.

     (b) Without prejudice to the provisions of these Articles allowing a meeting to be convened by newspaper advertisement a notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

123. Signature to Notices
     --------------------

     The signature to any notice to be given by the Company may be written or printed.

124. Deemed Receipt of Notices
     -------------------------

     A member present, either in person or by proxy, at any meeting of the Company or the Holders of any class of shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.


                             PART XXI - WINDING UP
                             ---------- ----------

125. Distribution on Winding Up
     --------------------------

     If the Company shall be wound up and the assets available for distribution among the members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the shares held by them respectively. And if in a winding up the assets available for distribution among the members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said shares held by them respectively. Provided that this Article shall not affect the rights of the Holders of shares issued upon special terms and conditions.

126. Distribution in Specie
     ----------------------

     If the Company is wound up, the liquidator, with the sanction of a special resolution of the Company and any other sanction required by the Acts, may divide among the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and, for such purpose, may value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he determines, but so that no member shall be compelled to accept any assets upon which there is a liability.


                           PART XXII - MISCELLANEOUS
                           ----------- -------------

127. Inspection and Confidentiality
     ------------------------------

     The Directors shall determine from time to time whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of members, not being Directors, and no member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by the Acts or authorised by the Directors or by the Company in general meeting. No member shall be entitled to require discovery of or any information respecting any detail of the Company's trading, or any matter which is or may be in the nature of a trade secret, mystery of trade, or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Directors it would be inexpedient in the interests of the members of the Company to communicate to the public.

128. Destruction of Records
     ----------------------

     The Company shall be entitled to destroy all instruments of transfer which have been registered at any time after the expiration of six years from the date of registration thereof, all notifications of change of address at any time after the expiration of two years from the date of recording thereof and all share certificates and dividend mandates which have been cancelled or ceased to have effect at any time after the expiration of one year from the date of such cancellation or cessation. It shall be presumed conclusively in favour of the Company that every entry in the Register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made and every instrument duly and properly registered and every share certificate so destroyed was a valid and effective document duly and properly cancelled and every other document hereinbefore mentioned so destroyed was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company. Provided always that:-

     (a) the provision aforesaid shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties thereto) to which the document might be relevant;

     (b) nothing herein contained shall be construed as imposing upon the Company any liability in respect of the destruction of any document earlier than as aforesaid or in any other circumstances which would not attach to the Company in the absence of this Article; and

     (c)  references   herein  to  the  destruction  of  any  document   include
          references to the disposal thereof in any manner.


129. Untraced Shareholders
     ---------------------

     (a) The Company shall be entitled to sell at the best price reasonably obtainable any share of a holder or any share to which a person is entitled by transmission if and provided that:-

          (i) for a period of twelve years no cheque or warrant sent by the Company through the post in a pre-paid letter addressed to the holder or to the person entitled by transmission to the share at his address on the Register or at the last known address given by the holder or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the holder or the person entitled by transmission (provided that during such twelve year period at least three dividends shall have become payable in respect of such share);

          (ii) the Company has on or after the expiration of the said period of twelve years by advertisement in a leading national daily newspaper in the State and in a newspaper circulating in the area in which the address referred to in sub-paragraph (a) (i) of this
               Article is located given notice of its intention to sell such share; and

          (iii)the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the holder or person entitled by transmission.

     (b) To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such share and such instrument of transfer shall be as effective as if it had been executed by the holder or the person entitled by transmission to such share. The transferee shall be entered in the Register as the holder of the shares comprised in any such transfer and he shall not be bound to see to the application of the purchase moneys nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

     (c) The Company shall account to the holder or other person entitled to such share for the net proceeds of such sale by carrying all moneys in respect thereof to a separate account which shall be a debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such holder or other person. Moneys carried to such separate account may either be employed in the business of the Company or invested in such investments as the Directors may from time to time think fit.


130. Indemnity
     ---------

     Subject to the provisions of and so far as may be admitted by the Acts, every Director, Managing Director, Auditor, Secretary or other officer of the Company shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgment is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.